Exhibit 10.1

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

EXECUTION COPY

CONFIDENTIAL

OPTION AND LICENSE AGREEMENT

BY AND BETWEEN

DERMIRA, INC.

AND

ALMIRALL, S.A.

DATE:  FEBRUARY 11, 2019

EXECUTION COPY

CONFIDENTIAL

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

OPTION AND LICENSE AGREEMENT

This Option and License Agreement (the “Agreement”) is made effective as of February 11, 2019 (the “Effective Date”) by and between Dermira, Inc. a company established under the laws of Delaware, having its principal place of business at 275 Middlefield Road, Suite 150, Menlo Park, CA 94025 (“Dermira”) and Almirall, S.A., a company established under the laws of Spain, having its principal place of business at Ronda General Mitre, 151, 08022 Barcelona – Spain (“Almirall”).  Dermira and Almirall are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Almirall is an international pharmaceutical company committed to providing medical solutions, with a strong focus on skin health;

WHEREAS, Dermira has resources and expertise in the development and commercialization of pharmaceutical products;

WHEREAS, Dermira has entered into that particular License Agreement dated August 8, 2017 with F. Hoffmann-La Roche Ltd and Genentech, Inc. (collectively, “Roche”) (the “Roche License Agreement”) under which Dermira obtained rights for the development and commercialization of Lebrikizumab (as defined below), an anti-IL13 monoclonal antibody;

WHEREAS, the Parties wish for Almirall to obtain from Dermira an exclusive option to take an exclusive sublicense to certain rights to develop and commercialize Lebrikizumab in the Territory in the Field (each as defined below) pursuant to the terms and conditions set forth herein; and

WHEREAS, if Almirall exercises such option, then Almirall wishes for Dermira to supply Drug Product (as defined below) to Almirall in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, and in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

The following capitalized terms used in this Agreement shall have the meanings specified below:

1.1“Accounting Period” means the Calendar Quarter in which there is an invoiced sale of the Product to a Third Party in any country by or on behalf of Almirall, its Affiliates or Sublicensees following receipt of any Regulatory Approval required for such sale of the Product.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.2“Acquired Party” is defined in Section 16.1.

1.3“Affiliate” means, any individual, corporation, association or other business entity that directly or indirectly controls, is controlled by, or is under common control with the Party in question. As used in this definition of “Affiliate,” the term “control” shall mean the direct or indirect ownership of more than fifty percent (>50%) of the stock having the right to vote for directors thereof or the ability to otherwise control the management of the corporation or other business entity whether through the ownership of voting securities, by contract, resolution, regulation or otherwise.

1.4“Agreement” is defined in the preamble.

1.5“Alliance Manager” is defined in Section 9.1.

1.6“Almirall” is defined in the preamble.

1.7“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”) and similar laws in any jurisdiction as applicable to either Party.

1.8“Antitrust Laws” means all antitrust, competition or trade regulation laws or laws that are otherwise designed or intended to prohibit, restrict or regulate actions or transactions having the purpose or effect of monopolization, restraint of trade or harm to competition.

1.9“Applicable Laws” means any law, statute, ordinance, code, rule or regulation that has been enacted by a Governmental Authority (including without limitation, any Regulatory Authority) and is in force as of the Effective Date or comes into force during the term of this Agreement, in each case to the extent that the same are applicable to the performance by the Parties of their respective obligations under this Agreement.

1.10“Biosimilar Product” means, with respect to the Product sold by Almirall (or any of its Affiliates or Sublicensees) in a particular country, any product that is (a) approved for sale in such country in reliance on or by reference to the prior marketing approval of the Product as determined by the applicable Regulatory Authority or (b) approved for sale in such country as structurally similar to the Product as determined by the applicable Regulatory Authority. For clarity, a Biosimilar Product includes any biosimilar, follow-on biologic or generic biological product, as those terms are commonly understood under Title VII of the United States Patient Protection and Affordable Care Act (“Biologics Price Competition and Innovation Act” or “BPCIA”), the Hatch-Waxman Act, EU Directive 2001/83/EC and any successor legislation or regulations relating thereto, and all similar foreign legislation with regard to the foregoing.

1.11“BLA” means, with respect to the Product, a Biologics License Application (as more fully described in U.S. 21 C.F.R. Part 601.20 or its successor regulation) or similar application for Regulatory Approval to market the Product that is submitted to a Regulatory Authority that is the foreign equivalent of the FDA, and all amendments and supplements thereto.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.12“Breaching Party” is defined in Section 15.2.1.

1.13“Business Day” means a day other than a Saturday, Sunday or bank or other public or federal holiday in Switzerland, Spain or the U.S.

1.14“Calendar Quarter” means each period of three (3) consecutive calendar months, ending March 31, June 30, September 30, and December 31.

1.15“Calendar Year” means each 12-month period beginning on January 1 and ending December 31, except for the first Calendar Year which shall begin on the License Effective Date and end on the following December 31.

1.16“Change of Control” means with respect to a Party: (a) the acquisition by any Third Party of beneficial ownership of voting securities representing fifty percent (50%) or more of the combined voting power of the-then outstanding securities entitled to vote of such Party, other than acquisitions by employee benefit plans sponsored or maintained by such Party; (b) the consummation of a business combination involving such Party, unless, following such business combination, the holders of voting securities of such Party immediately prior to such business combination beneficially own directly or indirectly more than fifty percent (50%) of the then outstanding voting securities of the entity resulting from such business combination; or (c) the bona fide sale of all or substantially all the assets and business relating to the subject matter of this Agreement.

1.17“Change of Control Group” means with respect to a Party, the Third Party, or group of Third Parties, that is the acquirer of, or a successor to, a Party in connection with a Change of Control, together with affiliates of such persons or entities, that are not Affiliates of such Party immediately prior to the closing of such Change of Control transaction of such Party.

1.18“Claim” is defined in Section 14.1.

1.19“Clinical Study” means any study in which human subjects or patients are dosed with a drug, whether approved or investigational, including any Phase 3 Trial or other such trial performed including in connection with obtaining Pricing Approval.

1.20“CMC Data” means any data included in the “Chemistry, Manufacturing and Controls” portion of a Regulatory Filing or in any supporting development reports thereto, in each case, with respect to any Product in any country in the world.

1.21“COGS” means:

1.21.1to the extent Dermira or its Affiliates are themselves Manufacturing the Drug Product or components thereof, including such activities in connection with the engagement of a Third Party CMO, then the cost of goods calculated in accordance with the following method and auditable in accordance with Section 7.2.2:

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

(a)All costs to Manufacture and deliver the Drug Product and related inputs and services (including Drug Product quality assurance/control and other services such as release testing, stability testing and all indirect and overhead amounts allocable to such Manufacturing, delivery, and related inputs and services) with respect to the applicable Product Manufactured directly by Dermira or its Affiliates it being understood and agreed that the costs will equal [*****] consistent with industry practice. Maximum wastes and rejected product (non-marketable products) shall [*****].

(b)Costs shall be calculated in accordance with US GAAP or IFRS, as applicable to Dermira or its Affiliates, and allocations shall be [*****].

(c)Notwithstanding anything to the contrary, COGS will exclude all costs which cannot be linked or reasonably allocated to Manufacturing-related activity for the Drug Product, including but not limited to one-time costs such as costs for technical transfer to Dermira or a third party manufacturer appointed by Dermira or corporate overhead not directly associated with Manufacture of the Drug Product.

(d)COGS will not increase more than [*****];

and

1.21.2to the extent Dermira is not itself Manufacturing the Drug Product or components thereof, then [*****], provided that such amount can be [*****] by Almirall in accordance with the applicable provisions of the supply agreement to be entered as described in Section 7.4.

By way of example, if Dermira has engaged a Third Party CMO to obtain a supply of Drug Product or any component thereof, then COGS will include (a) [*****], if any, as determined in accordance with Section 1.21.1 and (b) the [*****] as determined in accordance with Section 1.21.2.

1.22“Combination Product” means:

(a)a single pharmaceutical formulation containing as its active pharmaceutical ingredients [*****] and one or more other [*****] pharmaceutical ingredients;

(b)a combination therapy comprised of [*****] and one or more other [*****] active products that is (i) priced and sold in a single package containing such multiple products or (ii) packaged separately but sold together for a single price; or

(c)a product comprised of [*****], priced and sold in a single package containing such multiple products or packaged separately but sold together for a single price;

in each case, including all dosage forms, formulations, presentations, line extensions, and package configurations. All references to Product in this Agreement shall be deemed to include [*****].

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.23“Commercialize” or “Commercialization” means any and all activities directed to the marketing and commercialization of the Product after Regulatory Approval, including Pricing Approvals, setting prices for the Product, contracting with payors, pre-launch and post-launch marketing, promoting, distribution, detailing or commercially selling the Product (as well as importing and exporting activities in connection therewith); provided that to the extent a distinction between Commercialization, Development and Manufacturing activities is relevant, “Commercialize” and “Commercialization” shall exclude activities related to Development or Manufacturing.  When used as a verb, “Commercialize” means to engage in Commercialization.

1.24“Commercialization Plan” is defined in Section 8.2.1.

1.25“Commercially Reasonable Efforts” means, in respect of a Party, the level of efforts required to carry out such obligation in a [*****] consistent with the efforts a similarly situated pharmaceutical company [*****] taking into consideration [*****].

1.26“Committee” or “Committees” is defined in Section 9.3.

1.27“Committee Withdrawal Notice” is defined in Section 9.7.

1.28“Confidential Information” shall mean any and all information, data or know-how (including Know-How), whether technical or non-technical, oral or written, that is disclosed by one Party or its Affiliates to the other Party or its Affiliates under this Agreement. Confidential Information shall not include any information, data or know-how that:

(a)was generally available to the public at the time of disclosure, or becomes available to the public after disclosure by the Disclosing Party, through no fault (whether by action or inaction) of the Receiving Party or its Affiliates,

(b)can be evidenced by written records to have been already known to the Receiving Party or its Affiliates prior to its first receipt from the Disclosing Party,

(c)is obtained by the Receiving Party at any time lawfully from a Third Party under circumstances permitting its use or disclosure,

(d)is developed independently by the Receiving Party or its Affiliates without the aid, application or use of the Disclosing Party’s Confidential Information as evidenced by the Receiving Party’s written records,

(e)is approved in writing by the Disclosing Party for release by the Receiving Party.

1.29“Control” or “Controlled” means, (as an adjective or as a verb including conjugations and variations such as “Controls” “Controlled” or “Controlling”) (a) with respect to Intellectual Property Rights, the possession by a Party of the right (whether by ownership or license, other than licenses granted pursuant to this Agreement) to grant to the other Party ownership of, or a license or sublicense under, such Intellectual Property Rights, in each case

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

without violating the terms of any agreement or arrangement between such Party and any person or party, (b) with respect to tangible materials, the possession by a Party of the right to provide such tangible materials to the other Party as provided herein without violating the terms of any agreement or arrangement between such Party and any person or party and (c) with respect to Know-How that is data and/or information, including non-clinical, preclinical, CMC Data, clinical data and manufacturing processes, the possession by a Party of the right to disclose such information to the other Party as provided herein without violating the terms of any agreement or arrangement between such Party and any other person or party.

1.30“Core Phase 3 Trial” is defined in Section 10.1.1.

1.31“Cover” or “Covered” or “Covering” means  (as an adjective or as a verb including conjugations and variations such as “Covered,” “Coverage” or “Covering”) with respect to a Valid Claim in any Patent and a given compound, formulation or product, that the developing, making, using, offering for sale, promoting, selling, exporting or importing of such given compound, formulation or product would infringe a Valid Claim of such Patent in the country in which the activity occurred but for ownership of, or a license under, such Patent. The determination of whether a compound, formulation, process or product is Covered by a particular Valid Claim shall be made on a country-by-country basis.

1.32“Dermira” is defined in the preamble.

1.33“Develop” or “Development” means any and all research and development activities for the Product (including placebos and comparators relating to the Product), including all non-clinical, preclinical and clinical activities, Clinical Studies, testing and studies of the Product, manufacturing process development, toxicology studies, distribution of Products for use in clinical trials, research and development of companion diagnostics for use in connection with clinical trials of Products as well as approved Products, statistical analyses, and the preparation, filing and prosecution of any Marketing Approval Application and obtaining or maintaining Regulatory Approvals for the Product, as well as all regulatory affairs related to any of the foregoing.  When used as a verb, “Develop” means to engage in Development.

1.34“Development Plan” means the plan for Development of the Product attached hereto as EXHIBIT D-1, EXHIBIT D-2 and EXHIBIT D-3.

1.35“Disclosing Party” is defined in Section 12.1.

1.36“Dollar” and “$” means the United States dollar.

1.37“Drug Product” means the Product (or placebo versions of the Product that contain an inactive substance in place of the active pharmaceutical ingredient) in the format that is described in EXHIBIT D-2 (a) formulated and filled in final dosage form, (b) in either unlabeled “naked” pre-filled syringe with [*****] or an unlabeled “naked” pre-filled [*****], and (c) packaged in primary packaging.

1.38“Effective Date” is defined in the preamble.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.39“EMA” means the European Medicines Agency, or any successor thereof with responsibilities comparable to those of the European Medicines Agency.

1.40“EU” means the countries that, as of the Effective Date, are member states of the European Union, including the United Kingdom, and any additional member states that join after the Effective Date.

1.41“EU5” means France, Germany, Italy, Spain and the United Kingdom.  For clarity, the foregoing countries shall be within the EU5 even if one or more such countries is, at any time during the Term, no longer a member state of the European Union.

1.42“Euro” and “€” mean the euro.

1.43“FDA” means the United States Food and Drug Administration or any successor entity thereof performing substantially the same functions.

1.44“Field” means the treatment or prevention of dermatology indications, including but not limited to inflammatory, immune modulated and infectious diseases of the skin, hair or nail, including but not limited to bullous diseases, rosacea, scalp psoriasis, plaque psoriasis, guttate psoriasis, inverse psoriasis, pustular psoriasis, erythrodermic psoriasis, dermatitis, acne, atopic dermatitis, atopic eczema, hand eczema and neutrophilic dermatosis; actinic keratosis, nail psoriasis, vitiligo, leprosy, retrovirus skin infections, palmoplantar pustulosis, androgenic alopecia, alopecia areata, superficial skin squamous cell carcinoma, superficial skin basal cell carcinoma, and pigmentory disorders.  For clarity, the Field does not include, for example, any of the following: (a) respiratory indications, such as (i) asthma, (ii) obstructive pulmonary diseases, including chronic obstructive pulmonary disease, (iii) rhinitis, including allergic rhinitis and chronic rhinitis, (iv) interstitial lung diseases, including idiopathic pulmonary fibrosis, and (v) nasal polyps, or (b) gastrointestinal indications, such as (i) eosinophilic esophagitis, (ii) eosinophilic gastroenteritis and (iii) inflammatory bowel diseases, including Crohn’s disease and ulcerative colitis.

1.45“First Commercial Sale” means, on a country-by-country basis, the first invoiced sale of the Product to a Third Party after the License Effective Date by or on behalf of Almirall, its Affiliates or Sublicensees, following the receipt of any Regulatory Approval required for such sale of such Product, or if no such Regulatory Approval is required in such country, the date of the first invoiced sale of the Product to a Third Party by or on behalf of Almirall, its Affiliates or Sublicensees, in such country.

1.46“Force Majeure” is defined in Section 16.1.

1.47“GAAP” means Generally Accepted Accounting Principles, as established and administered by the American Institute of Certified Public Accountants (AICPA) and the Financial Accounting Standards Board (FASB), consistently applied.

1.48“Global Branding Strategy” is defined in Section 8.4.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.49“Global Clinical Development Activities” means (a) those activities described as Global Clinical Development Activities in EXHIBIT D-1 or EXHIBIT D-2, and (b) any other Development activities for the Product that are not Local Clinical Development Activities and are intended to support Regulatory Approval in the Field in both (i) the United States and (ii) the Territory, including any post-approval Clinical Studies required by the FDA, together with the development of protocols, statistical analysis plans, and clinical study reports for any of the Clinical Studies described in clauses (a) or (b).

1.50“Global Clinical Study Data” is defined in Section 5.1.4(c).

1.51 “Governmental Authority” means any federal, state, national, regional, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.52“Housemark” means any logo, trade name, sign, design, or expression that is protectable as an intellectual property right, including Trademarks, that are associated with Almirall, its Affiliates or Sublicensees (as applicable).

1.53“ICH” means the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.54“IFRS” means International Financial Reporting Standards as adopted by the International Accounting Standard Board and consistently applied in each country based on the current accounting standards predominantly utilized in such country.

1.55 “IND” means an investigational new drug application as defined in the FDCA and applicable regulations promulgated by the FDA, including Part 312 of Title 21 of the U.S. Code of Federal Regulations, or the equivalent application defined by the equivalent agency in any other country or group of countries, the filing of which is required by the applicable Regulatory Authority in such country prior to commencing clinical testing of the Product in humans, including, for clarity, a “Clinical Trial Application” in the European Union.

1.56“Indemnified Party” is defined in Section 14.1.

1.57“Indemnifying Party” is defined in Section 14.1.

1.58“Indemnitee” is defined in Section 14.1.

1.59“Intellectual Property Rights” means any proprietary rights with respect to Inventions, apparatuses, methods, processes, works of authorship or marks, including:  (a) Patents; (b) Know-How; (c) copyrights and moral rights; (d) Trademarks, trade names, logos, trade dress, and similar indicia of origin; and (e) similar proprietary rights under any laws and in any jurisdiction throughout the world.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.60“Invention” means an invention that is conceived or reduced to practice by or on behalf of one or both of the Parties in connection with any activity carried out in the research, Development or Commercialization of the Product under this Agreement.

1.61“Joint Commercialization Committee” or “JCC” is defined in Section 9.5.1.

1.62“Joint Development Committee” or “JDC” is defined in Section 9.4.1.

1.63“Joint Steering Committee” or “JSC” is defined in Section 9.6.1.

1.64“JSC Resolution Period” is defined in Section 9.6.5.

1.65“Know-How” means data, information and know-how of a technical, scientific, business or other nature, including improvements and developments, practices, manufacturing information and processes, formulations, discoveries, improvements, modifications, processes, methods, clinical and regulatory strategies, protocols, formulae, utility, lab and clinical trial data, results, inventions, know-how and trade secrets, patentable or otherwise, and all other scientific, marketing, financial and commercial information or data.  For clarity, Know-How excludes Trademarks.

1.66“Labeling” means the healthcare professional information or patient information that is part of a BLA, Marketing Approval Application or Regulatory Approval for a Product, including the package insert, medication guides, company core safety information, and company core data sheet.

1.67“Lebrikizumab” means the bivalent, monospecific, monoclonal, monoepitopic, and humanized IgG4 antibody that binds to interleukin 13 (IL-13), which is known as lebrikizumab (RG3637 / RO5490255), defined by an amino acid sequence as specified in EXHIBIT A.

1.68“License Effective Date” is defined in Section 2.6.

1.69“Licensed Dermira IP” means the Licensed Dermira Patents and the Licensed Dermira Know-How.

1.70“Licensed Dermira Know-How” means any and all Know-How owned or Controlled by Dermira or any of its Affiliates as of the Effective Date or thereafter during the Term that are necessary or useful to use, Develop, register, offer for sale, sell, import, export and distribute the Product in the Field in the Territory.

1.71“Licensed Dermira Patents” means (a) the Patents that are set forth in EXHIBIT B, and (b) any and all Patents that are owned or Controlled by Dermira as of the Effective Date or thereafter during the Term that are necessary or useful to use, Develop, register, offer for sale, sell, import, export and distribute the Product in the Field in the Territory.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.72“Licensed Product Marks” means the Trademarks for use in connection with the Commercialization of the Product, including the trade dress, style of packaging and internet domain names used in connection with the Commercialization of the Product.

1.73“Local Branding Strategy” is defined in Section 8.4.

1.74“Local Clinical Development Activities” means Development activities for the Product in the Territory in the Field that are (a) described as Local Clinical Development Activities in EXHIBIT D-1 or EXHIBIT D-3, or (b) Clinical Studies performed (i) to use the resulting data primarily in connection with obtaining Pricing Approval for the Product in the Territory in the Field, [*****]; together with the development of protocols and statistical analysis plans, and the clinical study reports, in each case for any of the Clinical Studies described in clauses (a) or (b). EXHIBIT D-3 shall contain but shall not be limited to the [*****] Local Clinical Development Activities listed in EXHIBIT D-1.

1.75“Local Clinical Study Data” is defined in Section 5.1.4(b).

1.76“Losses” is defined in Section 14.1.

1.77“Manufacture” means the manufacture of the Product and components thereof, including the active pharmaceutical ingredient Lebrikizumab, in each case, including any and all activities directed to receipt, incoming inspections, storage and handling of raw materials and the manufacture, manufacturing process development, scale-up and validation, processing, formulation, packaging, labeling, warehousing, quality control testing (including in-process release and stability testing), supplying, shipping and release of the Product or such components.

1.78“Marketing Approval Application” means an application for Regulatory Approval authorizing the marketing of the Product in any regulatory jurisdiction of the Territory.

1.79“NDA” is defined in Section 16.10.

1.80“Net Sales” means for the Product in a particular period, the sum of Section (a) and Section (b) below:

(a)The amount reflecting the gross invoice price at which such Product was sold or otherwise disposed of by Almirall and its Affiliates to such Third Parties (excluding sales to any Sublicensees that are not Affiliates of Almirall) recognized in such period reduced by gross-to-net deductions, if not previously deducted from such invoiced amount, in accordance with the then currently used GAAP.  By way of example, the gross-to-net deductions taken in accordance with GAAP as of the Effective Date include the following:

i.credits, reserves or allowances accrued for (A) damaged, outdated, returned, rejected, withdrawn or recalled Product, (B) wastage replacement and short-shipments; (C) billing errors and (D) indigent patient and similar programs (e.g., price capitation);

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

ii.governmental price reductions and government mandated rebates (including, but not limited to, cash, governmental rebates, governmental taxes in the nature of a rebate based on usage levels or sales of the Product, retroactive price reductions or discounts, in each case, imposed upon Almirall or its Affiliates and Sublicensees by a Regulatory Authority, a Governmental Authority or in accordance with Applicable Laws);

iii.chargebacks, including those accrued for wholesalers, hospital or other buying groups and retailers;

iv.customer rebates, including managed care rebates, cash sales incentives for prompt payment, cash and volume discounts; and

v.taxes, and any other governmental charges or levies imposed upon or measured by the, use, Manufacture or sale of the Product (excluding income or franchise taxes).

(b)The amount of sales reported to Almirall and Affiliates [*****] in accordance with this Agreement and GAAP.

For purposes of clarity, sales by Almirall and its Affiliates [*****] shall be excluded from “Net Sales” unless the Sublicensee is the final end-user.

1.81“Non-Acquired Party” is defined in Section 16.1.

1.82“Non-Breaching Party” is defined in Section 15.2.1.

1.83“Option” is defined in Section 2.1.

1.84“Option Exercise Period”   is defined in Section2.3..

1.85“Option Exercise Fee” is defined in Section 2.5.

1.86“Option Exercise Notice” is defined in Section 2.5.

1.87“Option Fee” is defined in Section 2.2.

1.88 “Party” or “Parties” is defined in the preamble.

1.89“Patent Term Extensions” is defined in Section 11.6.

1.90“Patents” means all patents and patent applications and any patents issuing therefrom (which for the purpose of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention), including all divisionals, continuations,

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

substitutions, continuations-in-part, converted provisionals, continued prosecution applications, adjustments, re-examinations, reissues, additions, renewals, revalidations, extensions (including patent term extensions, and supplemental certificates and the like), registrations, pediatric exclusivity periods of any such patents and patent applications, Patent Cooperation Treaty (PCT) applications, provisional applications, non-provisional applications, priority applications and any and all foreign equivalents of the foregoing.

1.91“Payment Currency” is defined in Section 10.2.5.

1.92“Peremptory Notice Period” is defined in Section 15.2.1.

1.93“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency.

1.94“Pharmacovigilance Agreement” is defined in Section 6.5.

1.95“Phase 2b AD Trial” is defined in Section 2.4.1.

1.96“Phase 2b Data Package” means the items listed on EXHIBIT C.

1.97“Phase 3 Trial” means a clinical trial of the Product on a sufficient number of patients to establish the safety and efficacy of the Product, to support Regulatory Approval in the proposed indication, as more fully described in 21 CFR §312.21(c) or equivalent trial outside of the United States.

1.98“Phase 3 Milestone Event” is defined in Section 10.1.1.

1.99“Phase 3 Milestone Payment” is defined in Section 10.1.1.

1.100“Pricing Approvals” means, with respect to the Product in any country or jurisdiction, all pricing and reimbursement approvals or decisions granted or decided for the Product from Governmental Authorities or from any other private or public body entitled to decide if the Product can be totally or partially reimbursed by the corresponding national health system or private health systems and, if applicable, the ex-factory price at which the Product will be reimbursed in a certain country of the Territory.

1.101“Product” means any product, including without limitation any Combination Product, containing Lebrikizumab as pharmaceutically active agent, regardless of their finished forms or formulations or dosages. For clarity, different formulations or finished forms or dosages containing Lebrikizumab are considered the same Product.

1.102“Product Improvement” is defined in Section 11.1.

1.103“Product Improvement Patent” is defined in Section 11.1.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.104 “Prosecution” or “Prosecute” means, with respect to a Patent, all communication and other interaction with any patent office or patent authority having jurisdiction over a patent application in connection with pre-grant proceedings.

1.105“Publishing Notice” is defined in Section 12.4.

1.106“Publishing Party” is defined in Section 12.4.

1.107“Purchase Price” means (a) until the expiration of the last-to-expire Royalty Term in all EU5 countries, [*****] and (b) for the remainder of the Term, [*****] plus (i) [*****] percent ([*****]%) while the Product is [*****] or (ii) [*****] percent ([*****]%) while the Product is [*****].

1.108“Recall” means a Party’s removal or correction of a Product following:  (a) notice or request of any Regulatory Authority; or (b) the good faith determination by such Party that an event, incident, or circumstance has occurred that required such a recall of such Product.  “Recall” includes a market withdrawal or a stock recovery.

1.109“Receiving Party” is defined in Section 12.1.

1.110“Regulatory Approval” means any and all licenses, registrations or authorizations by any Regulatory Authority necessary for the Manufacture and sale of the Product, excluding Pricing Approval.

1.111“Regulatory Authority” means any national, supranational (e.g., the European Commission, the Council of the European Union, the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity including the FDA and EMA, in each country involved in the granting of Regulatory Approval for the Product.

1.112“Regulatory Data” means any and all research data, pharmacology data, CMC Data, Safety Data, preclinical data, clinical data and all other documentation submitted, or required to be submitted, to Regulatory Authorities in association with Regulatory Filings and Regulatory Approvals for the Product (including any applicable drug master files or similar documentation).

1.113“Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority under Applicable Law with respect to the Product in a country or jurisdiction in the Territory to prevent Third Parties from selling such Product in such country or jurisdiction which provides the holder of such exclusive rights with the exclusive right to market such Product in such country or jurisdiction, other than a Patent, including orphan drug exclusivity, pediatric exclusivity, rights conferred in the U.S. under the FDCA, in the EU under Directive 2001/83/EC, or rights similar thereto in other countries or regulatory jurisdictions in the Territory.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.114“Regulatory Filings” means, with respect to the Product, any submission to a Regulatory Authority of any appropriate regulatory application specific to Products, including all INDs and amendments thereto, drug master files, correspondence with regulatory agencies, periodic safety update reports, adverse event files, complaint files, inspection reports and manufacturing records, in each case together with all supporting documents.  “Regulatory Filings” includes any Marketing Approval Application.

1.115“Regulatory Milestone Event” is defined in Section 10.1.2.

1.116“Regulatory Milestone Payment” is defined in Section 10.1.2.

1.117“Right of Reference” means the “right of reference or use” defined in 21 CFR 314.3(b), or its equivalents outside the United States, and shall in any event include the right to allow the applicable Regulatory Authority in a country to have access to relevant information (by cross-reference, incorporation by reference or otherwise) contained in Regulatory Filings (and any data contained or referenced therein) filed with such Regulatory Authority.

1.118“Roche” is defined in the Recitals.

1.119“Roche License Agreement” is defined in the Recitals.

1.120“Royalty Term” means, with respect to the Product and for a given country in the Territory, the period of time commencing on the date of the First Commercial Sale of the Product in such country and ending on the later of the date that is (a) ten (10) years after the date of the First Commercial Sale of the Product in such country, (b) the expiration of the last to expire Valid Claim within the Licensed Dermira Patents in such country Covering the use, import, offering for sale, or sale of the Product in such country, or (c) the expiration of the last to expire Regulatory Exclusivity conferred by the applicable Regulatory Authority in such country for the Product.

1.121“Safety Data” means any adverse event (as such term is used in the meaning set forth in Title 21 of the United States Code of Federal Regulations § 312.32 or its equivalents in the Territory) information from human trials and all results from non-clinical safety studies, including toxicology and safety pharmacology data, with respect to a Product required by one or more Regulatory Authorities to be collected or to be reported to such Regulatory Authorities under Applicable Laws, but excluding any information related to the efficacy of the Product.

1.122“Sales Milestone Event” is defined in Section 10.1.3.

1.123“Sales Milestone Payment” is defined in Section 10.1.3.

1.124“Sanctions” is defined in the definition of Trade Control Laws.

1.125“Sensitive Information” is defined in Section 16.1.

1.126“Settlement” is defined in Section 11.3.6.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

1.127“SPCs” is defined in Section 11.6.

1.128“Specifications” means the applicable specifications for the Drug Product that are described in the supply agreement or quality agreement that are described in Section 7.4, as they may be amended or supplemented by the mutual agreement of the Parties or as required to meet the Regulatory Approval.

1.129“Sublicensees” is defined in Section 3.3.1.

1.130“Suit Notice” is defined in Section 11.3.2.

1.131“Term” is defined in Section 15.1.

1.132“Territory” means the following countries:  Albania, Andorra, Austria, Belgium, Bosnia Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Kosovo, Latvia, Liechtenstein, Lithuania, Luxembourg, Macedonia, Malta, Moldova, Monaco, Montenegro, Netherlands, Norway, Poland, Portugal, Romania, San Marino, Serbia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, United Kingdom and Vatican City; and any other country included in this Agreement upon mutual written agreement between the Parties in accordance with Section 16.12.

1.133“Third Party” means a person or entity other than (i) Almirall or any of its Affiliates or (ii) Dermira or any of its Affiliates.

1.134“Third Party CMO” is defined in Section 7.4.2.

1.135“Third Party License” is defined in Section 10.2.3(b).

1.136“Third Party Supply Agreement” is defined in Section 7.4.2.

1.137“Trade Control Laws” means all applicable U.S. and non-U.S. laws and regulations related to (a) export and import controls, including applicable regulations of the U.S. Department of Commerce, the U.S. Department of Treasury, and the U.S. Department of State, customs laws, anti-boycott laws, and (b) trade and economic sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, or other relevant sanctions authority (collectively, “Sanctions”).

1.138“Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.

1.139“Trademark Use Requirements” is defined in Section 3.2.2.

1.140 “Valid Claim” means:  a claim contained in any (i) unexpired and issued Patent that has not been disclaimed, revoked or held invalid by a final non-appealable decision of

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

a court of competent jurisdiction or government agency or (ii) pending patent application that is on file with the applicable office and has shown evidence of reasonably consistent activity to advance to issuance of a patent (if such claim has been consistently on file with the applicable patent office for more than ten (10) years from the earliest date to which the patent application claims priority and has not issued, such claim shall cease to constitute a Valid Claim unless and until a patent issues with such claim).

ARTICLE 2
option

2.1Option Grant.   Subject to the terms and conditions of this Agreement, Dermira hereby grants Almirall an exclusive option, exercisable only during the Option Exercise Period and in accordance with Section 2.5, to obtain the license grants under ARTICLE 3 (License Grant) and the other rights and obligations that take effect on or after the License Effective Date, as set forth in this Agreement (the “Option”).

2.2Option Fee.  In consideration for the Option granted to Almirall, Almirall shall pay Dermira Thirty Million Dollars ($30,000,000) within ten (10) Business Days after delivery by Dermira of an invoice for such amount following the execution of this Agreement (the “Option Fee”), such Option Fee non-refundable and non-creditable against any other payments due under this Agreement, provided that nothing herein shall limit the right of Almirall to claim any and all available damages under this Agreement, including for breach of Dermira’s obligations under this ARTICLE 2.

2.3Duration of Option Exercise Period. Almirall may exercise the Option during the period of time commencing on the date that Dermira delivers the Phase 2b Data Package and EXHIBIT D-2 to Almirall in accordance with Section 2.4.3 and ending on the date that is forty-five (45) days thereafter (such period, the “Option Exercise Period”).

2.4Activities Prior to Expiration of Option Exercise Period.  Commencing with the Effective Date and prior to expiration of the Option Exercise Period:

2.4.1Conduct of Phase 2b AD Trial.  Dermira shall use Commercially Reasonable Efforts to continue to conduct the Phase 2 Clinical Trial titled, “A Randomized, Double-Blind, Placebo-Controlled, Dose-Ranging Trial to Evaluate the Efficacy and Safety of Lebrikizumab in Patients with Moderate-to-Severe Atopic Dermatitis” (the “Phase 2b AD Trial”) in accordance with its protocol as provided to Almirall prior to the Effective Date and in accordance with Applicable Law.

2.4.2Planning for Phase 3 Development.  Dermira shall consult with Almirall in connection with the planning for the future Development of the Product in moderate to severe atopic dermatitis in the Territory, and Dermira shall consider Almirall’s input and comments with respect to such planning [*****].  Dermira shall supplement the Development Plan for the Global Clinical Development Activities by providing Almirall a completed version of the template attached as Schedule 2.4.2 taking into account relevant factors, including the

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Phase 2b Data, such completed version to be automatically attached as EXHIBIT D-2 after its delivery to Almirall and, together with EXHIBIT D-1, thereafter comprise the Development Plan.  For clarity, Dermira shall [*****] determine the content of EXHIBIT D-2, provided that EXHIBIT D-2 will contain all items and principles of the Global Clinical Development Activities of EXHIBIT D-1 and shall not amend any aspect of such EXHIBIT D-1 unless so expressly agreed in writing by both Parties.

2.4.3Delivery of Phase 2b Data Package and EXHIBIT D-2.  After the Phase 2b Data Package is available to Dermira, [*****] Dermira shall deliver to Almirall the Phase 2b Data Package and EXHIBIT D-2.

2.4.4Almirall Assistance.  Commencing with the Effective Date and prior to expiration of the Option Exercise Period, Almirall may, [*****] on Dermira’s request, assist with planning related to the Development of the Product (including as described in Section 2.4.2); provided, however, that Almirall hereby assigns to Dermira any ideas, inventions, works of authorship, data or other information created by or on behalf of Almirall in connection with such assistance.

2.5Option Exercise.  If Almirall wishes to exercise the Option, then Almirall must:

2.5.1notify Dermira in writing, during the Option Exercise Period, that Almirall is exercising the Option (“Option Exercise Notice”); and

2.5.2pay Dermira Fifty Million Dollars ($50,000,000) (the “Option Exercise Fee”), within a period ending ten (10) Business Days after Almirall receives the corresponding invoice issued by Dermira after receipt of the Option Exercise Notice.

2.6Effect of Option Exercise within Option Exercise Period.  If Dermira receives the Option Exercise Notice during the Option Exercise Period, then, subject to payment of the Option Exercise Fee, the Option shall be deemed exercised on the date of the Option Exercise Notice (the “License Effective Date”).  For clarity, commencing with the License Effective Date, ARTICLE 3 (License Grants) through ARTICLE 10 (Financial Terms) of this Agreement shall automatically become binding on the Parties as indicated therein.

2.7Lapse of Option; Expiration of Option and Agreement.  If Almirall does not exercise the Option in accordance with Section 2.5, then the Option, and this Agreement in its entirety, shall automatically expire effective on the expiration of the Option Exercise Period.

ARTICLE 3
LICENSE GRANTS

3.1License Grants for Commercialization and Development.

3.1.1Commercialization License.  Subject to the terms and conditions of this Agreement and effective on the License Effective Date, Dermira hereby grants to Almirall

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

an exclusive (even as to Dermira), sublicensable (solely in accordance with Section 3.3) license under the Licensed Dermira IP to register in accordance with Section 6.2.2 and Commercialize the Product in the Field and for treatment or prevention of any disease or condition outside the Field in the Territory.

3.1.2Development License.  Subject to the terms and conditions of this Agreement and effective on the License Effective Date, Dermira hereby grants to Almirall a non-exclusive, sublicensable (solely in accordance with Section 3.3) license under the Licensed Dermira IP to conduct Development of the Product in the Field in the Territory solely as permitted under this Agreement and solely for the purpose of supporting Regulatory Approval or Commercialization in the Field in the Territory.

3.1.3Covenants.  Almirall shall not use any Licensed Dermira IP for any purposes other than those purposes expressly permitted in Section 3.1 or as may otherwise expressly be permitted in this Agreement. Dermira shall not use, or grant to any Third Party any license rights to use, any Licensed Dermira IP in the Territory within the Field, or for treatment or prevention of any disease or condition outside the Field, in any manner that would conflict with the exclusive rights granted to Almirall in Section 3.1.1 or as may otherwise expressly be exclusively granted to Almirall in this Agreement.

3.2Trademark License; Covenants.

3.2.1Trademark License.  Subject to the terms and conditions of this Agreement and effective on the License Effective Date, Dermira hereby grants Almirall a sublicensable (solely in accordance with Section 3.3), fully-paid-up, royalty-free, exclusive license to use the Licensed Product Marks that are provided by Dermira to Almirall for use on Product packaging and Labeling for marketing, distribution and promotion of Product in the Field in the Territory during the Term of this Agreement. All use of the Licensed Product Marks by Almirall, and any of its contractors, Affiliates and Sublicensees and all goodwill associated with such use, shall inure to the benefit of Dermira.

3.2.2Covenants.  Dermira shall provide Almirall with at least [*****] Licensed Product Mark for use with the Product in the Field in the Territory.  The use of the Licensed Product Marks by Almirall, and any of its contractors, Affiliates and Sublicensees, shall be in full compliance with the trademark use requirements (“Trademark Use Requirements”) provided to Almirall from time to time with [*****] advance written notice, provided that Almirall shall have the right to include its, or its Affiliates’ or Sublicensees’ applicable Housemark on Product packaging.  Almirall, and each of its Affiliates and Sublicensees, shall provide samples of all marketing literature, electronic media, product packaging and other materials which contain the Licensed Product Mark, and all updates and modifications thereto, prior to the use thereof, for review solely for compliance with the Trademark Use Requirements in effect at the time.  Subject to this Section 3.2.2, all Products shall be sold under one or more Licensed Product Marks selected by Dermira from those Trademarks Controlled by Dermira or, alternatively if [*****], a Trademark Controlled by Almirall, to be transferred to Dermira upon request.  Almirall shall not (and shall cause its Affiliates and Sublicensees not to):  (a) establish

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

any Internet domain name or URL incorporating any Licensed Product Mark without Dermira’s prior written consent; (b) use the Licensed Product Marks in combination with any other name or Trademark in a manner that creates a combination Trademark; (c) contest the validity of, or take any action that a reasonable person would believe would impair any part of Dermira’s ownership of the Licensed Product Marks or diminish or dilute their distinctiveness or validity; (d) challenge Dermira’s ownership of the Licensed Product Marks and/or registration thereof; or (e) attempt to register any Licensed Product Mark or any Trademark confusingly similar to any Licensed Product Mark as a Trademark in Almirall’s own name.

3.3Sublicense Rights.

3.3.1Right to Sublicense.  Subject to Section 3.3.2, Almirall and its Affiliates shall have the right to sublicense the rights granted to Almirall [*****] the sublicensee as follows: (a) under [*****] and [*****]; and (b) under [*****] and [*****], and [*****] (such [*****], the “Sublicensees”), provided that [*****] except (i) that [*****] shall be required if such ownership by Sublicensee is required by Applicable Law in order for such Sublicensee to Commercialize the Product in the Field in the country within the Territory to which it has been granted rights, and (ii) Almirall shall have the right to grant any such Sublicensee such ownership only upon providing at least [*****] days prior written notice to Dermira, including a summary of such Applicable Law and its application to such Sublicensee and the Product.

3.3.2Sublicense Requirements.  Each sublicense to a Sublicensee shall be in writing and shall preclude such Sublicensee from granting any further sublicenses (except to their respective affiliates provided that [*****]).  Within [*****] days after entering into any sublicense agreement with a Sublicensee, Almirall shall provide Dermira a complete and accurate copy thereof, subject only to redaction of financial terms that have no impact on Dermira’s rights under this Agreement.  Almirall shall cause any sublicense agreement to include provisions (a) enabling Almirall to comply with its obligations under this Agreement, including regarding Intellectual Property Rights as are necessary to permit Almirall to assign to Dermira any Patents, Know-How or Inventions developed in the course of performance of activities in order for Almirall to fulfill its obligations under Section 11.1, and (b) to obligate such Sublicensee to comply with Section 4.1.  Almirall shall remain liable for the performance of this Agreement and the performance of its Affiliates and Sublicensees under their sublicensed rights to the same extent as if such activities were conducted by Almirall.  Each sublicense to a Sublicensee of the rights granted to Almirall under this Agreement shall be in writing and shall refer to, be subordinate to, and be consistent with this Agreement in all material respects.  No sublicense or subcontract shall diminish, reduce, or eliminate any obligation of either Party under this Agreement.

3.4No Implied Rights.  Except as specifically set forth in this Agreement, neither Party shall acquire any license, intellectual property interest or other rights, by implication or otherwise, in any Know-How disclosed to it under this Agreement or under any Patents Controlled by the other Party or its Affiliates.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

ARTICLE 4
NON-COMPETE

4.1Non-Compete. Commencing with the License Effective Date and for a period of five (5) years thereafter, and to the extent not prohibited by Applicable Law, Almirall shall not Develop or Commercialize, and shall preclude its Affiliates and Sublicensees from Developing or Commercializing, in the Territory and in the Field, any monoclonal antibody product for which (a) a Phase 3 Trial has been initiated, and (b) a mechanism of action of such product is through blocking of interleukin-13.

ARTICLE 5
development

5.1Development Program. Commencing with the License Effective Date, the Parties will undertake activities intended to secure Regulatory Approval of the Product in the Territory in moderate-to-severe atopic dermatitis in accordance with the Development Plan, including as described in Exhibit D-1 and Exhibit D-2.  In addition, the Parties shall undertake the following Development activities with respect to the Product:

5.1.1Supplement to Development Plan for Local Clinical Development Activities.  Almirall shall consult with Dermira via the JDC in connection with the planning for the future Local Clinical Development Activities for the Product in moderate to severe atopic dermatitis in the Territory, and Almirall shall consider Dermira’s input and comments with respect to such planning [*****].  No later than [*****] days prior to the earlier of (a) [*****], or (b) any [*****] in connection with or related to any Clinical Study described in (a) above, Almirall shall provide to the JDC a proposed supplement to the Development Plan for the Local Clinical Development Activities in the form of a completed version of the template attached as Schedule 2.4.2 taking into account relevant factors, including the Phase 2b Data.  The JDC shall review such proposed supplement and make a recommendation to the JSC as described in Section 9.4.4(b).  Following approval by the JSC, the approved supplement shall be attached as Exhibit D-3 and, together with Exhibits D-1 and D-2, comprise the Development Plan.  If Almirall wishes to perform any Local Clinical Development Activities not described in the then-current EXHIBIT D-1 or EXHIBIT D-3, then Almirall shall propose to the JDC to add such Local Clinical Development Activities to EXHIBIT D-3. Following recommendation by the JDC and subsequent approval by the JSC, Almirall shall update EXHIBIT D-3 to include such Local Clinical Development Activities.

5.1.2Conduct of Development Plan; Additional Development Activities.

(a)The Parties shall, in accordance with ARTICLE 5, undertake the Development Plan.  In carrying out the Development Plan and subject to Section 5.1.4(e): (a)

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Dermira shall use Commercially Reasonable Efforts to perform and complete (i) the Global Clinical Development Activities for moderate-to-severe atopic dermatitis, including any Development activities additional to those described in the Development Plan that are [*****], and (ii) any other Development activities not described on EXHIBIT D-1 or EXHIBIT D-2 that are pre-clinical, non-clinical and CMC activities that are [*****] in moderate-to-severe atopic dermatitis [*****] (“Additional EU Non-Clinical Development Activities”); and (b) Almirall shall use Commercially Reasonable Efforts to perform and complete the Local Clinical Development Activities.

(b)Dermira shall also use Commercially Reasonable Efforts to perform and complete any other Clinical Studies [*****] to obtain Regulatory Approval in moderate-to-severe atopic dermatitis in the Territory [*****] that are additional to those Global Clinical Development Activities described in the Development Plan (“Additional EU Clinical Development Activities”), provided that Dermira shall have the right to perform such Additional EU Clinical Development Activities, but shall not be obligated to perform such Additional EU Clinical Development Activities unless:

i.	such Additional EU Clinical Development Activities [*****] (x) have [*****] or (y) [*****] in the [*****] for the (A) [*****] or (B) [*****] (either, a “[*****]”), in each case for [*****];
ii.	the out of pocket expenses to conduct such Additional EU Clinical Development Activities do not exceed [*****] Dollars ($[*****]);
iii.	such Additional EU Clinical Development Activities are required by the EMA to obtain Regulatory Approval in moderate-to-severe atopic dermatitis in the Territory; and
iv.	Almirall requests that Dermira conducts such Additional EU Clinical Development Activities.

(c)If Almirall requests that Dermira conducts such Additional EU Clinical Development Activities and [*****] such Additional EU Clinical Development Activities, then [*****] to conduct the Additional EU Clinical Development Activities on a [*****] and, to the extent a [*****] such Additional EU Clinical Development Activities, [*****] of such [*****] for a [*****] of [*****].

(d)If Almirall requests Dermira to perform Additional EU Clinical Development Activities and [*****], then [*****] shall be entitled to [*****].

(e)If Almirall conducts Additional EU Clinical Development Activities at its own cost and expense, then Dermira, its Affiliates and sublicensees shall [*****] any data resulting from such Additional EU Clinical Development Activities conducted by Almirall [*****], including to report safety-related information to Regulatory Authorities; provided, however, that Dermira, its Affiliates and sublicensees shall have [*****] for all other

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

purposes to such data resulting from Additional EU Clinical Development Activities conducted by Almirall if [*****] by Almirall in conducting such activities [*****].

5.1.3Modification of Development Plan.  If either Party wishes to modify or add to any activities or other aspects of the Development Plan or if Almirall wishes to conduct any Development in the Field in the Territory outside the Development Plan, then such Party shall propose such modifications or additions to the JDC, which shall review the proposal and make a recommendation to the JSC to amend the Development Plan in accordance with this Section 5.1.3. No material modification to the Development Plan shall become effective unless and until approved by the Parties and formalized as an amendment to the Agreement and to the Development Plan, provided that amendments or supplements to EXHIBIT D-3 with respect to Development of the Product in the Territory for moderate-to-severe atopic dermatitis may be approved by the JSC in accordance with Section 9.6.5.

5.1.4Performance.

(a)Clinical Study Sponsorship.  Except as may be otherwise directed by the JSC: (i) Dermira, or its Affiliates or other sublicensees, shall be the regulatory sponsor of all Clinical Studies that are Global Clinical Development Activities, including such Clinical Studies conducted in the Territory; and (ii) Almirall or its Affiliates or Sublicensees shall be the regulatory sponsor of all Clinical Studies that are Local Clinical Development Activities.

(b)Local Clinical Study Data. Almirall shall provide Dermira a copy of all data (including raw data), information and results generated by or on behalf of Almirall, its Affiliates, and their Sublicensees, in each case in the course of performing each Clinical Study that is a Local Clinical Development Activity (“Local Clinical Study Data”).  Dermira, its Affiliates, and their sublicensees shall have a perpetual, irrevocable right to use such Local Clinical Study Data for any purpose other than to exercise the rights exclusively licensed to Almirall under Section 3.1.1, it being understood that the access to any such Local Clinical Study Data [*****]shall be subject to the [*****] Almirall of a [*****] of the relevant Clinical Study, to be agreed [*****] between the Parties based on the [*****]; provided, however, that [*****].

(c)Global Clinical Study Data. Dermira shall provide Almirall a copy of all data (including raw data), information and results generated by or on behalf of Dermira, its Affiliates, and their other sublicensees, in each case in the course of performing each Clinical Study within the Global Clinical Development Activities (“Global Clinical Study Data”). During the Term, Almirall, its Affiliates, and their Sublicensees shall have a right to use such Global Clinical Study Data in connection with the exercise by Almirall (including its Affiliates and Sublicensees) of its rights to Develop and Commercialize the Product in the Field in the Territory.

(d)Other Local Clinical Data. During the Term, if requested by Almirall and to the extent Controlled by Dermira, Dermira shall provide Almirall access to, and copies of, all data (including raw data), information and results generated by or on behalf of any sublicensees of Dermira or its Affiliates outside the Territory, in each case in the course of

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

performing a Clinical Study for the Product but not being Global Clinical Study Data, it being understood that the access to any such data by Almirall shall be subject to [*****] to Dermira of [*****] of the relevant Clinical Study, to be agreed [*****] between the Parties based on the [*****]; provided, however, that Dermira shall provide such data, information and results to Almirall and its sublicensees [*****].

(e)Costs.  Each Party shall bear its own costs and expenses, including internal and external costs, for conducting its Development activities under this Agreement and the Development Plan, except as otherwise expressly stated herein or therein.

(f)Development Progress Reports.  Each Party shall submit to the JDC a written report of such Party’s progress under the Development Plan (including by such Party’s Affiliates and Sublicensees) no less frequently than [*****] days after the end of each Calendar Quarter, which report shall include a detailed summary of its Global Clinical Development Activities and Local Clinical Development Activities, as applicable, during the prior Calendar Quarter. In addition, each Party shall provide to the other Party such additional information identified in the Development Plan.

5.2Medical Affairs.  After the License Effective Date, Dermira shall discuss with Almirall the global medical affairs strategy for the Product, including with respect to publications, thought leadership, medical education and health economics and outcomes research, and new data generation (e.g., investigator sponsored trials) (the “Global Medical Affairs Plan”).  Almirall shall be responsible for medical affairs activities in the Field in the Territory, such activities to be conducted in a manner consistent with the Global Medical Affairs Plan and in accordance with a local medical affairs plan prepared and updated on an annual basis by Almirall that is reviewed by the JDC and approved by the JSC (the “Local Medical Affairs Plan”), as follows:

5.2.1Publications.  With respect to publications, Dermira shall be responsible for global plan development, tactical implementation and vendor management. Almirall may propose publication concepts in the Field in the Territory and will be responsible for regional meeting resubmissions of published data subject to Section 12.4 and Dermira’s prior written approval (provided that, if Dermira does not approve or reject such resubmissions within [*****] Business Days, then Dermira shall be deemed to have approved such resubmissions).

5.2.2Thought Leader Engagement.  Almirall shall notify Dermira in writing prior to the engagement of any thought leaders in the United States in relation to the Product. The Parties shall ensure consistency in scientific communications through the engaged leaders.

5.2.3Medical Education.  With respect to medical education, Dermira shall be responsible with input from Almirall for establishing the overall framework and concepts of interest.  Medical education programs and meeting grants pertaining to the Territory shall be reviewed jointly by the Parties.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

5.2.4Health Economics and Outcomes Research.   Dermira shall be responsible with input from Almirall for developing the global value dossier.  Almirall shall be responsible for development and submission of the regional value dossiers in the Territory. Each Party shall provide to the other Party copies of such value dossier upon prior written request.

5.2.5Medical Information.  Dermira shall be responsible for developing global responses for standard response letters.  Almirall shall be responsible for developing regional responses in the Territory that are consistent with such global responses for standard response letters.

5.2.6New Data Generation. Dermira shall be responsible for developing a global plan for new data generation. If Almirall wishes to propose any new data generation concepts such as investigator sponsored studies, then Almirall shall present such concepts to the JDC in accordance with Section 9.4.4(j) as part of the Local Medical Affairs Plan.

5.2.7Governance.  Almirall’s medical affairs activities under this Agreement shall be coordinated by the JDC until the JCC is established in accordance with Section 9.5.1, after which time the JCC shall coordinate such medical affairs activities.

5.3Compliance with Applicable Law.  Each Party shall comply with, and shall require its Affiliates and Sublicensees (as applicable) to comply with, all Applicable Laws and with the Good Clinical Practices, as applicable in each Territory, in connection with the performance of such Party’s obligations under the Development Program and medical affairs activities.  For purposes of this Section 5.3, the term “Good Clinical Practices” means Good Clinical Practices as set forth in, as applicable, the ICH Harmonized Guidance on Good Clinical Practice (CPMP/ICH/135/95), 21 C.F.R. Parts 50 and 56 et seq., and other equivalent regulations or standards in the Territory, including as such standards, practices, procedures, requirements and regulations may be amended from time to time.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

5.4Material Changes.

5.4.1Dermira shall promptly inform Almirall (i) if Dermira identifies any [*****] material [*****] in the [*****] included in the Development Plan, in a way that will [*****] the BLA submission and Marketing Authorization Application identified in the Development Plan (“Delay”), (ii) of any [*****] in the Development Plan [*****] impacting the [*****] of the Product (“Change in the Product”) or (iii) if Dermira [*****] that it will be unable to [*****] with its [*****] Manufacturing and supply [*****] under this Agreement (“Lack of Supply” and, jointly with Delay and Change in Product, a “Material Change”). If Dermira notifies Almirall of a Material Change, the Parties shall promptly meet to discuss the situation and use [*****] to agree upon and [*****] implement and perform a [*****] remediation plan to address them, including by [*****], by Dermira transitioning some or all of Dermira’s Development responsibilities (to the extent permitted under Applicable Law or Third Party agreements as facilitated by Dermira) to Almirall, by facilitating a direct interaction by Almirall with Third Party Manufacturers to assure the supply of the Product to Almirall or by any other [*****] mechanism the Parties will agree (“Remediation Plan”).

5.4.2Should the Parties be unable to reach an agreement upon a Remediation Plan within [*****] days and, therefore, Dermira does not start conducting the activities needed to eliminate the Material Change or should the Parties realize that any such Remediation Plan will not eliminate the consequences of the Material Change then to the extent the Material Change impacts the [*****]of the Product, the Parties shall renegotiate [*****] the financials of the Agreement to [*****] the negative impact of such Material Change on the [*****] of the Product. The Parties may also agree [*****] if the Remediation Plan does not address the ongoing issues and if the circumstances of the Material Change continue to the extent that [*****] the Development or Commercialization of the Product, that Almirall may [*****] for the Product including the potential [*****] of Dermira while allowing Almirall to continue [*****] under the Agreement (to the extent permitted under Applicable Law or Third Party agreements as facilitated by Dermira).

5.4.3In the event the Parties agree in the Remediation Plan that the best mechanism of action consists in [*****] or to transition certain Development activities to Almirall under an agreed budget covering such activities to be conducted by Almirall, then Almirall shall be entitled to:

(i)offset any incurred costs or expenses included in the mutually agreed budget or paid to Dermira’s Third Party contractors against the following accrued payment to Dermira under Sections 10.1.1 and 10.1.2, provided that such credit amount shall not be higher than [*****] percent ([*****]%) of such payment and that the remaining amount shall be [*****] considering the [*****] percent ([*****]%) floor. If at any moment in time all payment to Dermira under Sections 10.1 and 10.1.2 have been already paid by Almirall, then Almirall shall be entitled to credited such amounts against Royalty Payments and, if achievable, against Milestone Payments under Section 10.1.3, provided that in that scenario Dermira’s royalty payments due under the Roche Agreement for Almirall Net Sales will apply [*****] for any such credit and that the

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

remaining credited amounts will be carry over against subsequent Milestone Payment under Section 10.1.3 or Royalty Payments, and

(ii) reduce any Milestone Payment under Sections 10.1.1 and 10.1.2 associated to the Milestone Event achieved with Almirall’s funds, provided that such Milestone Payment reduction shall be [*****] (for example, if Almirall provides [*****] necessary to conduct the second Core Phase 3 Trial the $[*****] Milestone Payment shall not be due by Almirall and shall deemed as removed from the Agreement or, if Almirall funds represent [*****] percent ([*****]%) of Dermira’s costs to achieve such Milestone Event, then this Milestone Payment shall be reduced to $[*****]).

5.4.4For the avoidance of doubt, (i) the fact that Dermira notifies a Material Change and that the Parties [*****] meet to discuss the situation and use [*****] to agree upon the Remediation Plan or that Almirall starts to conduct the activities included in the Remediation Plan shall not preclude Almirall’s rights under Section 15.2, (ii) the fact that Almirall conducts the activities included in the Remediation Plan shall not preclude Dermira from undertaking all other activities for which Dermira is responsible in accordance with the provisions of this Agreement, and (iii) if Dermira complies with its notice obligations under Section 5.4.1 and negotiates [*****] as described above, then Dermira shall not have breached this Section 5.4 even if the Parties are unable to agree on a Remediation Plan or a renegotiation of the economic terms of this Agreement.

ARTICLE 6
REGULATORY MATTERS

6.1Transfer of Dermira Regulatory Materials to Almirall.  Within [*****] days following the License Effective Date, Dermira shall provide Almirall with copies of all applicable completed Regulatory Filings and Regulatory Data that are in Dermira’s or its Affiliates Control as of the Effective Date as submitted by or on behalf of Dermira to the FDA or the EMA that are reasonably requested by Almirall and that have not been, as of the Effective Date, provided to Almirall. Likewise, upon being so requested by Almirall, Dermira shall provide Almirall any information and data owned or Controlled by Dermira that is required to be provided by Almirall to any Regulatory Authority in the Territory; provided that if such information or data is not Controlled by Dermira but is owned or controlled by Roche, then Dermira shall use Commercially Reasonable Efforts to seek Roche’s cooperation to provide such information or data to Almirall. For the avoidance of doubt, Almirall shall be responsible for any modifications to or translation of Dermira-provided Regulatory Filings or Regulatory Data as submitted by or on behalf of Dermira to the FDA or the EMA for use in Almirall’s Regulatory Filing in the Territory.

6.2Regulatory Filings.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

6.2.1Regulatory Filings by Dermira.  As between the Parties and after the License Effective Date, (a) all Regulatory Filings for the Global Clinical Development Activities, and (b) all Regulatory Filings and Regulatory Approvals for the Product (i) outside of the Territory, or (ii) inside the Territory (A) outside the Field (but not including Marketing Authorization Applications), or (B) with respect to pediatric Development, in each case ((a) and (b)) shall be prepared, submitted, owned and maintained by [*****], provided that following Dermira’s written notice to Almirall no later than [*****] prior to submission of the Marketing Approval Application for the relevant pediatric population considering the applicable regulatory timelines at the time of the submission, all Regulatory Filings for the Global Clinical Development Activities and Regulatory Approvals for the Product for pediatric Development in the Territory shall be prepared, submitted, owned (with respect to such Regulatory Filings and Regulatory Approvals made [*****] after delivery of such notice) and maintained by [*****].

6.2.2Regulatory Filings by Almirall.  As between the Parties after the License Effective Date, and subject to review of the JDC in accordance with Section 9.4.5, all Regulatory Filings for Local Clinical Development Activities and all Marketing Approval Applications and Regulatory Approvals in the Territory in the Field shall be prepared, submitted, owned and maintained by Almirall or its Affiliates at Almirall’s cost.  Almirall shall consult with Dermira via the JDC with respect to any Marketing Approval Applications in the Territory, and shall, and shall require each of its Affiliates and Sublicensees (if permitted) to, provide Dermira with drafts of each proposed Marketing Approval Application sections at least [*****] days before submitting such proposed Regulatory Filing to any Regulatory Authority.  Dermira shall have [*****] Business Days to make comments and [*****] Business Days thereafter to resolve them between the development team leads. At Dermira’s request, the Parties shall discuss such proposed Regulatory Filing and Almirall shall take into account, and require its Affiliates and Sublicensees (if permitted) to take into account, Dermira’s [*****] comments with respect thereto; provided that Almirall shall adopt Dermira’s comments to the extent any proposed Regulatory Filing by Almirall, its Affiliates or Sublicensees could [*****] be expected to have a [*****] effect on any [*****] Regulatory Filing in the United States of Dermira, its Affiliates or sublicensees.  Within [*****] days after a Regulatory Filing is submitted to any Regulatory Authority, Almirall shall, and shall require its Affiliates and Sublicensees (if permitted) to, provide Dermira an electronic copy thereof.

6.3Meetings with Regulatory Authorities.  As between the Parties after the License Effective Date, Almirall and its Affiliates shall be primarily responsible, [*****] for conducting interactions with Regulatory Authorities in connection with the Product in the Field in the Territory.  Almirall shall not permit any Sublicensee to conduct any such interactions with Regulatory Authorities without Dermira’s prior written consent [*****].  At all times after the License Effective Date and during the remainder of the Term, each Party shall provide to the other Party with prior written notice of all [*****] meetings (in person and telephonic) with Regulatory Authorities regarding the Product in the Field in the Territory and United States.  The providing Party will provide to the recipient Party such notice as soon as possible but no later than [*****] days after the providing Party receives notice of the scheduling of such meeting.  At Dermira’s request, Almirall shall coordinate with Dermira regarding preparation for such meeting, including considering [*****] Dermira’s input with respect thereto. To the extent permitted by Applicable

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Law or accepted by Regulatory Authorities, Dermira shall have the right, [*****] to have at least [*****] Dermira [*****] present at and participate in such meeting.  Each Party shall provide to the other Party with written minutes of all such meetings with Regulatory Authorities, including minutes created by such Regulatory Authorities (if any) and by the Party attending to the meeting, its Affiliates and Sublicensees (if permitted), in each case [*****] after such minutes are available, but in no event later than [*****] days after such meeting with respect to minutes created by the attending Party, its Affiliates and Sublicensees (if permitted).

6.4Rights of Reference.  Effective on the License Effective Date, each Party hereby grants the other Party the following rights of reference:

6.4.1Almirall’s Right of Reference.  Subject to the terms of this Agreement and effective on the License Effective Date, Dermira hereby grants Almirall, its Affiliates and Sublicensees (solely to the extent permitted to make or own any Regulatory Filings (including any Marketing Approval Applications) or Regulatory Approvals) access to, and a Right of Reference with respect to (a) Regulatory Filings, Regulatory Approvals and all corresponding documentation and (b) all Regulatory Data (including Safety Data and CMC Data contained or referenced in any Regulatory Filings), and all corresponding documentation, in each case ((a) and (b)) (i) to the extent Controlled by Dermira or its Affiliates at any time during the Term, (ii) associated with the Product in the Field and (iii) for the sole purpose of Almirall exercising its rights to Develop and Commercialize the Product in the Field in the Territory during the Term.  Upon written request from Almirall, Dermira shall provide to Almirall or its Affiliates or Sublicensees (if permitted) a cross-reference letter or similar communication to the applicable Regulatory Authority to effectuate such right of reference.

6.4.2Dermira’s Right of Reference.  Subject to the terms of this Agreement and effective on the License Effective Date, Almirall hereby grants Dermira, its Affiliates and their sublicensees access to, and a Right of Reference with respect to: (a) Almirall’s and its Affiliates’ and their Sublicensees’ Regulatory Filings (including any Marketing Approval Applications) and Regulatory Approvals and all corresponding documentation Controlled by Almirall or its Affiliates or their Sublicensees at any time during the Term; and (b) all Regulatory Data (including Safety Data and CMC Data contained or referenced in any Regulatory Filings), and all corresponding documentation, in each case ((a) and (b)) (i) to the extent Controlled by Almirall or its Affiliates at any time during the Term, (ii) associated with the Product and (iii) for the sole purpose of Developing, Manufacturing, seeking and securing Regulatory Approval for and Commercializing the Products outside of the Territory or, except with respect to Commercializing the Products, inside the Territory outside the Field in accordance with Section 5.1.4(b).  Upon written request from Dermira, Almirall shall provide to Dermira, its Affiliates and sublicensees (as applicable) a cross-reference letter or similar communication to the applicable Regulatory Authority to effectuate such right of reference.  Notwithstanding anything in this Agreement to the contrary, the foregoing right of access and Right of Reference in this Section 6.4.2 shall survive any expiration or early termination of this Agreement for any reason.

6.5Pharmacovigilance.  As between the Parties, Dermira shall at its expense maintain the global safety database for the Product unless the payment of such expense is otherwise

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

agreed upon in the Pharmacovigilance Agreement.  Within [*****] days after the License Effective Date (or such other time period as mutually agreed upon by the Parties in writing), Almirall and Dermira shall negotiate [*****] and enter into a written agreement for pharmacovigilance activities related to the Product such that the Parties shall be able to comply with their respective reporting obligations for the Product (“Pharmacovigilance Agreement”).  The Pharmacovigilance Agreement will contain terms [*****] required by the ICH or other applicable guidelines.  During the period between the License Effective Date and until the Pharmacovigilance Agreement is entered into, the Parties shall exchange any and all relevant safety data related to the Product within the appropriate timeframes and in an appropriate format to ensure compliance with the reporting requirements of all applicable Regulatory Authorities on a worldwide basis.

6.6Clinical Study Holds. Commencing with the License Effective Date, each Party will [*****] (but in any event within [*****]) inform the other Party in the event that any Clinical Study for a Product is suspended, put on hold, or terminated prior to completion as a result of any action by a Regulatory Authority or voluntarily.

6.7Labeling Information Exchange.  Commencing with the License Effective Date, the Parties will [*****] to develop methods and procedures for sharing information related to Labeling for each Product in the Territory.  Each Party will provide to the other Party all [*****] requested assistance with respect to such Labeling activities for each Product.

6.8Informed Consent Forms.  The Parties shall use [*****] to include, and to require their Affiliates, sublicensees (as applicable) and any Third Parties acting on behalf of any of the forgoing to include, in each informed consent form with each patient that is a subject in any Clinical Study for the Product conducted by or on behalf of Almirall, its Affiliates or sublicensees (as applicable) under this Agreement, the right to transfer samples, data and information to the other Party and to any entity designated by the other Party to the extent feasible under Applicable Laws and under a clinical site’s internal policies.

ARTICLE 7
Supply

7.1Supply Obligation.  Commencing with the License Effective Date, Dermira shall, upon Almirall’s written requests, supply Almirall with [*****] its requirements (including its Affiliates’ and Sublicensees’ requirements) of Drug Product for Development (as described in Section 5.1) and Commercialization in the Territory in the Field under this Agreement; provided, however, that Almirall delivers to Dermira forecasts (binding and non-binding) and purchase orders in sufficient time for Dermira to exercise its rights under its Third Party Supply Agreements.  All such Drug Product will be Manufactured in compliance with all Applicable Laws and in compliance with applicable specifications (including the Specifications).  Almirall shall not export any such Drug Product outside the Territory without the express written consent of Dermira, and shall not use such Drug Product outside the scope of the licenses granted to Almirall under Section 3.1.  For clarity and without limitation, Almirall shall be responsible for [*****].

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

7.2Payment for Supply.

7.2.1Supply Payments.  Almirall shall pay Dermira, as entire gross compensation for the supplied Drug Product, an amount equal to: (a) the applicable Purchase Price for such Drug Product; and (b) the [*****] costs to be incurred by Dermira in supplying Almirall with Drug Product or components thereof in the Territory that are in excess of COGS that are [*****] incurred to enable supply of Drug Product for use in the Territory, including such costs that are related to the [*****], or components thereof (such amounts, the “Supply Payments”).

7.2.2Audit Rights.  Almirall shall have a right to audit COGS and amounts paid in accordance with clause (b) above paid by Almirall to Dermira on the same terms and conditions that Dermira has a right to audit Almirall, mutatis mutandis, as set forth in Section 10.4. Payments will be effected within [*****] days of the later of the delivery date or receipt of the corresponding invoice.

7.2.3Timing of Supply Payments.  Almirall shall pay Dermira the Supply Payments as follows: (i) to the extent Dermira or its Affiliates are themselves Manufacturing the Drug Product or components thereof, amounts due pursuant to Section 1.21.1 or described in clause (b) of Section 7.2.1 for Dermira’s internal Manufacturing expenses and incurred shall be due and payable within [*****] days after Dermira has delivered to Almirall an invoice for all such amounts; and (ii) to the extent Dermira or its Affiliates are not themselves Manufacturing the Drug Product or components thereof, amounts due pursuant to Section 1.21.2 or described in clause (b) of Section 7.2.1 for Dermira’s payments to Third Parties shall be due and payable as they are incurred by Dermira and within [*****] days after Dermira has delivered to Almirall an invoice for such amounts; provided that Drug Product for Local Clinical Development Activities and, as applicable, Additional EU Clinical Development Activities that Dermira owns as of the Effective Date shall be invoiced at [*****] and payable [*****] days after Dermira has delivered the Drug Product and an invoice for such Drug Product. [*****] or [*****], as applicable, Dermira hereby assigns to Almirall [*****] to such Drug Product or components thereof (provided that such [*****] shall be [*****]), and Dermira’s risk of loss therein shall transfer from Dermira to Almirall [*****]; provided that Dermira shall exercise its rights under its supply and quality agreements with Third Party CMOs to have such Drug Product or components thereof further Manufactured until such Drug Product is delivered to Almirall or its designee in accordance with Section 7.1.  For clarity, Dermira shall provide Almirall [*****] and [*****], in each case including all elements of COGS related to such [*****] (as applicable), including Dermira’s internal costs in accordance with Section 1.21.1 and its external costs in accordance with Section 1.21.2.

7.3Recalls. Commencing with the License Effective Date, each Party will promptly notify the other Party upon its determination that any event, incident, or circumstance has occurred that may result in the need for a Recall of the Product (but in no event later than [*****] and in all cases prior to the execution of such Recall).  For all such Recalls, the Parties will [*****] consult with each other with respect to the actions to be undertaken to address such Recall.  Subject to the foregoing, (a) for all Recalls that are undertaken in the Territory with respect to any Product in the Field, Almirall will be responsible for execution, and Dermira will take such

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

actions as [*****] requested by Almirall in connection therewith and otherwise [*****] in all such efforts; and (b) for all Recalls that are undertaken outside the Territory, or inside the Territory outside the Field, with respect to any Product, Dermira will be responsible for execution.  All expenses incurred in connection with any Recall (including expenses for notification, destruction, and return of the affected Product and any refund to customers of amounts paid for such Product) in the Territory in the Field will be the sole responsibility of [*****], except that [*****] shall be responsible for all expenses incurred in connection with those Recalls attributable to [*****].

7.4Supply and Quality Agreements.

7.4.1Between the Parties.  After the License Effective Date and within [*****] days after the dosing of the first patient in the first Phase 3 Trial for the Product (or within such other period as the Parties may agree in writing), Dermira and Almirall shall enter into: (a) an agreement under which Dermira shall supply Almirall with Drug Product upon terms and conditions that are consistent with the terms described in Section 7.1 and Schedule 7.4.1, except that to the extent that such terms are dependent on [*****] in a Third Party Supply Agreement, such agreement between the Parties will [*****]; and (b) a separate quality agreement that is consistent with Dermira’s obligations to Third Parties that are Manufacturing the Drug Product or components thereof. Upon such supply agreement and quality agreement becoming effective, the terms and conditions of such agreements shall supersede Section 7.1 and Section 7.3.  In the event any provision of Schedule 7.4.1 conflicts with this ARTICLE 7, this ARTICLE 7 will govern.

7.4.2Third Party Supply and Quality Agreements.  Dermira shall [*****] enter into supply and quality agreements with Third Party contract manufacturers (each, a “Third Party CMO”) in order to [*****] (each such supply and quality agreement, a “Third Party Supply Agreement”). As of the Effective Date, Dermira has entered into certain Third Party Supply Agreements, including for supply of drug substance and Drug Product (each for [*****]) with pricing as described on Schedule 7.4.2. Dermira shall use Commercially Reasonable Efforts to obtain terms and conditions in each Third Party Supply Agreement that are consistent with the terms described in Section 7.1 and Schedule 7.4.1.  In furtherance thereof, Dermira shall: (a) keep Almirall regularly apprised of the status of its negotiations with potential Third Party CMOs; (b) permit no more than [*****] of Almirall (which shall be comprised of [*****]) to [*****] with such Third Party CMO at the time and place determined by Dermira and such Third Party CMO, provided that Almirall and such representative agree to be bound by customary non-disclosure agreements with such Third Party CMO; and (c) take into account Almirall’s comments with respect to such negotiations.

ARTICLE 8
Product Commercialization

8.1General.  Commencing with the License Effective Date, Almirall shall use Commercially Reasonable Efforts to Commercialize the Product in the Field in the Territory during the remainder of the Term at its sole expense.

8.2Commercialization.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

8.2.1Commercialization Plan.  After the License Effective Date and at a time agreed upon by the Parties, Almirall shall design and propose to the JCC a commercialization plan for the Commercialization of the Product in the Field in the Territory during the remainder of the Term (“Commercialization Plan”).  Such Commercialization Plan shall be consistent with the Commercialization Plan Objectives attached hereto as EXHIBIT E-1.  Upon completion and approval of such Commercialization Plan by the JSC, such Commercialization Plan shall be attached to as EXHIBIT E-2.

8.2.2Commercialization Progress Reports.  Almirall shall submit to the JCC a written report of Almirall’s progress under the Commercialization Plan (including that of Almirall’s Affiliates and any Sublicensees) at least [*****] days before each JCC meeting (but no less frequently than [*****] per Calendar Year), which report shall include a reasonably detailed summary of its activities conducted from the end of the period covered by the immediately prior report, including which objectives were achieved and which objectives were not achieved (and the reasons therefor), and its plans for the following period until the next scheduled report.

8.2.3Updates to the Commercialization Plan.  Almirall shall update the Commercialization Plan as circumstances warrant, but no less frequently than [*****] every Calendar Year.  Almirall shall submit each updated Commercialization Plan to each member of the JCC together with a summary of the changes from the prior Commercialization Plan and the reasons therefore.

8.3Joint Commercialization Committee.  The Parties shall coordinate Almirall’s Commercialization efforts for the Product in the Field in the Territory through the JCC in accordance with Section 9.5.4. For the avoidance of doubt, it is confirmed that Almirall, its Affiliates and Sublicensees shall be free to set the sale price of the Product in each country in the Territory.

8.4Global Brand Elements; Trademarks.  After the License Effective Date, Dermira shall provide Almirall with Dermira’s global branding strategy for the Product (the “Global Branding Strategy”).  Almirall shall develop and submit to the JCC a local branding strategy for the Product in the Field in the Territory that is consistent with the Global Branding Strategy (“Local Branding Strategy”).  The Parties may, through the JCC, discuss the development and adoption of branding elements, such as key distinctive colors, logos, images, symbols, and Housemarks and Trademarks to be used in the Territory in connection with the Commercialization of the Product in the Field; provided, however, that Almirall may not adopt or use any such branding elements in the Territory without Dermira’s prior written approval, which Dermira may withhold [*****] to Almirall.  As between the Parties, Dermira shall be the owner and file for the protection of Licensed Product Marks for the Product in and outside the Territory, provided that Almirall shall have the right to select all Licensed Product Marks for use in the Territory, as set forth in Section 3.2.2.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

ARTICLE 9
Governance

9.1Scope of Cooperation. The Parties agree to cooperate [*****] in connection with the Development and Commercialization of the Product in the Territory in accordance with this Agreement. With that aim, the Parties shall establish committees with the purpose of organizing, leading and overseeing the performance of such activities. All the committees shall exercise their authority [*****] in accordance with the terms of this Agreement. In addition, each Party shall provide (or request its Affiliates to provide) to the other Party and/or [*****] relevant committee any relevant Confidential Information and such other information as [*****] required to operate [*****] under this Agreement, as determined [*****] by such providing Party.

9.2Alliance Managers.  Promptly after the License Effective Date, each Party shall appoint an individual to act as alliance manager for such Party (each, an “Alliance Manager”).  The Alliance Managers shall be the primary point of contact for the Parties regarding all activities contemplated by this Agreement, including Development, Commercialization and supply and the proceedings of the JDC, JCC and JSC. Without limiting the foregoing, either Party may, through its Alliance Manager, propose to the other Party’s Alliance Manager a modification to either the Global Clinical Development Plan or the Local Clinical Development Plan, in which event the Alliance Managers shall discuss in good faith such proposal with the goal of reaching consensus before such proposal is submitted to the JDC pursuant to Section 5.1.3, provided however that each Party’s Alliance Manager may escalate to the JSC any matter that is a responsibility of the JCC or JDC but requires an urgent decision.  Each Party shall instruct its Alliance Manager to facilitate all such activities hereunder. The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by Almirall or Dermira, in their sole discretion from time to time, shall be provided to the other Party within [*****] days after the License Effective Date or [*****] after any such replacement.

9.3Committees.  The Parties’ activities under this Agreement shall be overseen by the JDC, JCC and JSC, as described below, and by such other committees that the JSC may establish by consensus, including to oversee supply of Product, Development, Commercialization, medical affairs and intellectual property-related activities (each a “Committee” and collectively, the “Committees”).  The following provisions will apply to all Committees:

9.3.1Qualifications; Initial Appointments.  Each Party shall only appoint Committee members who have appropriate technical credentials, experience and knowledge with respect to the responsibilities of the applicable committee.  Each Party shall appoint its initial members of each Committee by written notice to the other Party in accordance with Section 16.3.

9.3.2Membership Changes.  Each Party may replace one or more of its representatives on any Committee from time-to-time, subject only to such replacement(s) having appropriate qualifications in accordance with Section 9.3.1, in the sole discretion of such Party.  A Party wishing to replace a committee member shall notify the other Party by written notice in

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

accordance with Section 16.3 of the name of the departing member and the name and title of the replacement, together with a brief summary of such replacement’s credentials and background relevant to the applicable Committee.

9.3.3Committee Procedures.

(a)Observers and Participants.  Each Party may invite non-member observers or participants to attend a Committee meeting; provided, however, that any such observer or participant who is not an employee of either Party or its Affiliates:  (i) must be bound by obligations of confidentiality and non-use similar to those set forth in ARTICLE 12, and (ii) may only attend a Committee meeting with the prior written consent of the other Party, not to be unreasonably withheld, conditioned or delayed.

(b)Procedure.  Each Committee meeting may occur in person or by videoconference or teleconference, as determined by mutual agreement among the Committee members.

(c)Minutes.  Each Committee’s chairperson, as designated below, shall prepare draft minutes of each Committee meeting, including the topics discussed and the decisions reached.  Such chairperson shall distribute such draft minutes to each other member of such Committee within [*****] days after such meeting.  Each other Committee member may provide the chairperson written comments on, or supplements to, such draft minutes within [*****] days after receiving such draft, which such chairperson shall consider in good faith.  Within [*****] days after each Committee meeting, the Committee’s chairperson shall distribute final minutes to each other member of such Committee.

9.3.4Limits on Authority.  No Committee shall have any power to amend, modify, or waive compliance with the provisions of this Agreement, including the Development Program or Commercialization Plan.  For clarity, any final decision-making authority of a Party shall not authorize such Party to unilaterally modify, amend, or waive its own compliance with the provisions of this Agreement.

9.4Joint Development Committee.

9.4.1Establishment.  Promptly after the License Effective Date (but in no event later than [*****] days thereafter), the Parties will form a committee to oversee the continued Development of the Product in the Field in the Territory (the “Joint Development Committee” or “JDC”).

9.4.2Membership.  The JDC shall be comprised of [*****] members from each Party.  [*****] shall appoint the chairperson of the JDC.

9.4.3Meetings.  The JDC shall meet [*****] during any period in which either Party is conducting any Development activities related to the Product in the Field until [*****].  Thereafter, the JDC will meet on an as-needed basis, as requested by either Party but no less than [*****].

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

9.4.4Responsibilities.  The JDC shall:

(a)Review and discuss activities under the Development Plan, including performance of the Global Clinical Development Activities and the Local Clinical Development Activities;

(b)Evaluate and recommend to the JSC potential supplements to the Development Plan in accordance with Section 5.1.1;

(c)Evaluate and recommend to the JSC potential modifications to the Development Plan in accordance with Section 5.1.3;

(d)Review and discuss all Global Clinical Development Activities, and evaluate and recommend any material modifications thereof proposed in accordance with Section 5.1.3;

(e)Review and discuss all Local Clinical Development Activities, and evaluate and recommend any material modifications thereof proposed in accordance with Section 5.1.3;

(f)Review and discuss supply of Product for Local Clinical Development Activities; and

(g)Review and discuss the regulatory strategy and activities in connection with Local Clinical Development Activities, including pricing or other market access studies and preparation and submission of Regulatory Filings and interactions with Regulatory Authorities;

(h)Review and discuss the submission of all Regulatory Filings in connection with Global Clinical Development Activities, Local Clinical Development Activities and Additional EU Clinical Development Activities, as well as such other Regulatory Filings in the United States or in the Territory that a Party reasonably requests to be reviewed and discussed;

(i)Review and discuss the submission of all Marketing Approval Applications in the Territory in the Field;

(j)Review and discuss the Global Medical Affairs Plan and review and discuss the Local Medical Affairs Plan and updates thereto, and evaluate and recommend such Local Medical Affairs Plan and updates thereto to the JSC for approval; and

(k)Review and discuss any relevant Manufacturing matters, including technical transfer, CMC, quality-related activities and any other matter, in each case that impacts the supply of the Drug Product.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

9.4.5Decision-Making.  All JDC members of each Party shall collectively have one vote. Subject to Section 9.3.4, JDC shall strive to make decisions by consensus.

9.5Joint Commercialization Committee.

9.5.1Establishment.  At a mutually agreed time after the License Effective Date, the Parties will form a committee to oversee the Commercialization of the Product in the Field in the Territory (“Joint Commercialization Committee” or “JCC”).

9.5.2Membership.  The JCC shall be comprised of [*****] members from each Party.  [*****] shall appoint the chairperson of the JCC.

9.5.3Meetings.  The JCC shall conduct its first meeting in the first full Calendar Quarter that occurs after the submission of the first Regulatory Filing for Regulatory Approval in the Field in the Territory, and shall meet each Calendar Quarter thereafter until the [*****] full Calendar Quarter after the first Regulatory Approval and Pricing Approval for a Product in the Field in the Territory are obtained.  Thereafter, the JCC shall meet [*****] each Calendar Year, or as otherwise agreed in writing by the Parties.

9.5.4Responsibilities.  The JCC shall:

(a)Evaluate and recommend the Commercialization Plan to the JSC for review and approval;

(b)Review and discuss the Commercialization of the Product in the Field in the Territory, including implementation of the Commercialization Plan and progress thereunder;

(c)Review and discuss updates to the Commercialization Plan and evaluate and recommend such to the JSC for review and approval;

(d)Evaluate and recommend post-marketing studies proposed by Almirall (including post-approval pricing or other market access studies) for the JDC to consider in accordance with Section 9.4.4(e) as potential supplements to the Local Clinical Development Activities;

(e)Review and discuss the Local Branding Strategy and any aspect of the Global Branding Strategy impacting the Local Branding Strategy and the Commercialization of the Product in the Territory, including, detected or expected parallel imports, or compliance matters that could reasonably have an adverse effect on the brand; and

(f)Review and discuss supply of Drug Product for Commercial purposes.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

9.5.5Decision-Making.  All JCC members of each Party shall collectively have one vote.  Subject to Section 9.3.4, the JCC shall strive to make decisions by consensus.

9.6Joint Steering Committee.

9.6.1Establishment.  Promptly after the License Effective Date (but in no event later than [*****] days thereafter), the Parties will form a committee to oversee the Parties’ activities under the Agreement (“Joint Steering Committee” or “JSC”).

9.6.2Membership.  The JSC shall be comprised of [*****] members from each Party, each of whom shall be a senior-level employee of such Party with expertise and decision-making authority appropriate for the stage of the Product from time-to-time during the Term.  [*****] shall appoint the chairperson of the JSC until [*****]; and thereafter [*****] shall appoint the chairperson of the JSC.

9.6.3Meetings.  The JSC will hold regular meetings [*****], or as otherwise mutually agreed in writing by the Parties.  In addition, if a disagreement arising from another Committee is referred in writing to the JSC for resolution, then the JSC shall hold a meeting within [*****] Business Days following such referral.

9.6.4Responsibilities.  The JSC shall:

(a)Review and discuss all Development, supply of Drug Product, Commercialization, and other activities of the Parties under this Agreement;

(b)Review and discuss supplements to the Development Plan prior to approval by the Parties in accordance with Section 5.1.1;

(c)Review and discuss any material modifications to the Development Plan prior to approval by the Parties in accordance with Section 5.1.3;

(d)Review and approve any Additional EU Clinical Development Activities that Almirall intends to conduct in accordance with Section 5.1.2;

(e)Review and approve the Local Medical Affairs Plan and any updates thereto in accordance with Section 5.2;

(f)Review and approve the Commercialization Plan and any updates thereto;

and

(g)Review and discuss any urgent matters within the competence of the JCC or the JDC, when submitted by the Alliance Managers as set forth in Section 9.2.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

9.6.5Decision-Making.  All JSC members of each Party shall collectively have one vote. Subject to Section 9.3.4, the JSC shall strive to make all decisions by consensus, including using all reasonable efforts to promptly resolve by consensus any disagreement that arises from any other Committee within [*****] Business Days after a written referral to the JSC.  If the JSC cannot, after deliberating for at least [*****] Business Days, reach consensus on a matter described in Section 9.6.4 that requires a decision of the JSC (“JSC Resolution Period”), then any member of the JSC may, by written notice to the Alliance Manager of each Party, refer such matter to each Party’s CEO or their designees, who shall discuss such disagreement and use good faith efforts to reach consensus in a manner that, to the extent reasonably possible, addresses each Party’s interests without jeopardizing the Development and Commercialization of the Product [*****]. If such discussions do not result in an agreement between the CEOs or their designees that is confirmed in writing by the CEOs within [*****] Business Days after such written notice to the Alliance Managers, then each Party shall have final-say on such decision as follows:

(a)Almirall’s CEO or its designee shall have final decision-making authority on matters related to Commercialization, including the Commercialization Plan, Local Clinical Development Activities, Additional EU Clinical Development Activities conducted by Almirall and the submission of any Marketing Approval Application and any other Regulatory Filing for the Local Clinical Development Activities or the Additional EU Clinical Development Activities conducted by Almirall, in each case with respect to the Product in the Field in the Territory, provided that: (i) Almirall shall not have the right to make any changes to the Development Plan or take any decision under this Section 9.6.5, in each case that could [*****] have [*****] effect on the Regulatory Approval or Commercialization of the Product [*****] for [*****]; and (ii) with respect to (A) the Local Branding Strategy, such decision [*****] not [*****] impact the Global Branding Strategy for the Product, (B) medical affairs, such decision [*****] not [*****] impact Dermira’s conduct of medical affairs outside the Territory, (C) Local Clinical Development Activities and Additional EU Clinical Development Activities, such decision [*****] not [*****] impact Dermira’s conduct of Global Clinical Development Activities and (D) submission of any Regulatory Filing, such decision [*****] not [*****] affect the Regulatory Approval [*****]; and (iii) notwithstanding the foregoing, if an Additional EU Clinical Development Activity is required or recommended for approval of a Marketing Approval Application by the EMA or European Commission, then such Additional EU Clinical Development Activities [*****] be conducted in accordance with Section 5.1.2 [*****] if the decision to conduct such Additional EU Clinical Development Activities [*****] impacts Dermira’s conduct of Global Clinical Development Activities or [*****] have a [*****] effect on the Regulatory Approval or Commercialization of the Product [*****] for [*****], provided that such Additional EU Clinical Development Activity [*****] be conducted in a manner that [*****] any such impacts and effects; and

(b)Dermira’s CEO or its designee shall have final decision-making authority on all other matters related to Development of the Product in the Field in the Territory and in the United States, including, for example, (i) the design of any Clinical Study within the Global Clinical Development Activities and (ii) the submission of any other Regulatory Filing in or outside the Field or Territory except any Marketing Approval Application in the

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Territory, provided that Dermira shall not have the right to make any changes to the Development Plan or take any decision under this Section 9.6.5, in each case that [*****] have a [*****] effect on the Regulatory Approval or Commercialization of the Product [*****] for [*****].

9.7Dermira Right of Withdrawal.  At any time during the Term and for any reason, Dermira may withdraw from participation in any Committee upon written notice to Almirall, which notice will be effective immediately upon receipt (“Committee Withdrawal Notice”).  Upon delivery of a Committee Withdrawal Notice and for so long as Dermira is withdrawn from such Committee, Dermira’s representatives to such Committee may not participate in any meetings of such Committee or vote on any recommendation to be made by such Committee.  If at any time following the issuance of a Committee Withdrawal Notice, Dermira wishes to resume participation in such Committee, Dermira must notify Almirall in writing and, thereafter, Dermira’s representatives to such Committee may attend any subsequent meeting of such Committee and participate in the activities of, and vote on recommendations to be made by such Committee as if Dermira had not issued a Committee Withdrawal Notice.  Following Dermira’s issuance of a Committee Withdrawal Notice, unless and until Dermira resumes participation in such Committee as provided above:  (a) all meetings of such Committee will be held at Almirall’s facilities and chaired by an employee of Almirall; (b) Almirall’s representatives may alone vote on any recommendations or decisions to be made by such Committee; and (c) Almirall shall provide Dermira all notes and minutes of such Committee meetings, provided that Dermira shall have no right to approve the minutes for any such Committee meeting held during the time Dermira has withdrawn from such Committee.

ARTICLE 10
FINANCIAL TERMS

10.1Milestone Payments.  In consideration for the licenses granted to Almirall hereunder, Almirall shall pay Dermira the following amounts (each, a “Milestone Payment”) upon the achievement on or after the License Effective Date of the corresponding milestone events (each, a “Milestone Event”), such amounts to be paid within the timeframes set forth below.  Each Milestone Payment shall be paid by Almirall only once, upon the first occurrence of the corresponding Milestone Event.

10.1.1Phase 3 Milestones.  With respect to any Phase 3 Trial that is identified as such on EXHIBIT D-1 (each, a “Core Phase 3 Trial”), upon achievement after the License Effective Date of the events described in the following table by Dermira, its Affiliates, or their sublicensees (other than Almirall) (each, a “Phase 3 Milestone Event”), Dermira shall notify Almirall thereof and Almirall shall pay Dermira the corresponding milestone payment described in the table below (each a “Phase 3 Milestone Payment”).  Almirall shall pay each such Phase 3 Milestone Payment within twenty-five (25) days after the achievement of such Phase 3 Milestone Event.  For each such Phase 3 Milestone Payment, Dermira shall provide, at least [*****] days before the expected date of such achievement, (a) written notice that Dermira expects to achieve such Phase 3 Milestone Event at least [*****] days after (but not more than [*****] days after) the date of such notice, and (b) an invoice for such Phase 3 Milestone Payment.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Phase 3 Milestone Event	Payments (Dollars)
[*****] in the [*****] Core Phase 3 Trial	$[*****]
[*****] in the [*****] Core Phase 3 Trial	$[*****]
[*****] in the [*****] Core Phase 3 Trial	$[*****]

10.1.2Regulatory Milestone Payments. Upon achievement after the License Effective Date of the regulatory milestone events described in the following table (each, a “Regulatory Milestone Event”), Almirall shall notify Dermira thereof and pay Dermira the corresponding milestone payment described in the table below (each a “Regulatory Milestone Payment”).  Almirall shall pay each such Regulatory Milestone Payment within twenty-five (25) days after the achievement of such Regulatory Milestone Event.  For each such Regulatory Milestone Event, (a) Almirall must, at least [*****] days before the expected date of such achievement, deliver to Dermira written notice that Almirall expects to achieve such Regulatory Milestone Event at least [*****] days after (but not more than [*****] days after) the date of such notice, and (b) Dermira must provide Almirall an invoice for such Regulatory Milestone Payment.

Regulatory Milestone Event	Payments (Dollars)
Upon filing of a BLA for the Product [*****]	$[*****]
Upon approval of a BLA for the Product by [*****]	$[*****]
Upon First Commercial Sale of the Product in the EU	$45,000,000

10.1.3Sales-based Milestone Payments.  Upon achievement after the License Effective Date of the sales milestone events described in the following table (each a “Sales Milestone Event”), Almirall shall pay Dermira the corresponding milestone payment described in the table below (each a “Sales Milestone Payment”):

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Sales Milestone Event	Payments (Dollars)
First time total Calendar Year Net Sales in the Territory exceed $86,000,000	$[*****]
First time total Calendar Year Net Sales in the Territory exceed $[*****]	$[*****]
First time total Calendar Year Net Sales in the Territory exceed $[*****]	$[*****]
First time total Calendar Year Net Sales in the Territory exceed $[*****]	$[*****]
First time total Calendar Year Net Sales in the Territory exceed $[*****]	$[*****]
First time total Calendar Year Net Sales in the Territory exceed $[*****]	$[*****]
First time total Calendar Year Net Sales in the Territory exceed $[*****]	$[*****]
First time total Calendar Year Net Sales in the Territory exceed $3,000,000,000	$[*****]

Each Sales Milestone Payment shall be due and paid in accordance with Section 10.7.  Each Sales Milestone Payment is due only once, upon the first achievement of the corresponding Sales Milestone Event.  If a Product achieves more than one Sales Milestone Event in the same Calendar Year, then Almirall shall pay each corresponding Sales Milestone Payment; provided, however, that if the same Sales Milestone Events are triggered in any subsequent Calendar Year, the corresponding Sales Milestone Payment shall not be due.

10.2Royalty Payments.  Almirall shall pay Dermira royalties on all Net Sales of Products after the License Effective Date by or on behalf of Almirall, its Affiliates and Sublicensees in accordance with this Section 10.2.

10.2.1Royalty Rates.  Almirall will pay Dermira the royalties set forth on the following table on Product Net Sales during the Royalty Term:

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Tier of Calendar Year Net Sales	Applicable Royalty Rate (Percentage of Net Sales)
$[*****] – $[*****]	[*****]%
$[*****] – $[*****]	[*****]%
$[*****] – $[*****]	[*****]%
>$[*****]	[*****]%

By way of example and not limitation, if Net Sales for a given Calendar Year are $[*****], then the royalty applicable on such Net Sales of such Product for that year shall be calculated as follows:

([*****]% X $[*****]) + ([*****]% X $[*****]) = $[*****].

10.2.2Royalty Term.  Almirall’s obligation to pay royalties under Section 10.2 will continue on a Product-by-Product and country-by-country basis commencing on the First Commercial Sale of such Product in such country in the Territory until the expiration of the Royalty Term for such Product in such country (at which time sales in such country will be excluded from all calculations of aggregate Net Sales hereunder). Upon the expiration of the Royalty Term in a country, the licenses described in Section 3.1 shall be fully paid up and perpetual in such country.

10.2.3Royalty Adjustments.

(a)Combination Product. If Almirall or its Affiliates intend to sell a Combination Product, then Almirall shall notify Dermira in writing at least [*****] prior to the anticipated First Commercial Sale of such Combination Product in the Territory.  At Almirall’s written request to be delivered with the notice described in the prior sentence, Dermira shall use Commercially Reasonable Efforts to negotiate [*****] with Roche for an appropriate adjustment to Net Sales to reflect the relative commercial value contributed by the components of the Combination Product as further described in Section 9.4.3.1 of the Roche License Agreement, including by exercising Dermira’s rights under Section 9.4.3.1 of the Roche License Agreement on Almirall’s behalf. Almirall shall reimburse Dermira for external costs incurred by Dermira in exercising Dermira’s rights under Section 9.4.3.1 of the Roche License Agreement on Almirall’s behalf.

(b)Third Party IP.  If, after the License Effective Date, either Party believes that Almirall may need rights under Third Party Intellectual Property Rights in order to Develop or Commercialize the Product in the Territory in the Field, then such Party shall notify the other Party in writing and include the identity of such Third Party and a description of such Third Party Intellectual Property Rights (“Third Party IP Notice”).  Dermira shall then have the

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

sole right, but not the obligation, to obtain a license to such Third Party Intellectual Property Rights.  Dermira shall provide Almirall written notice if Dermira intends to negotiate with such Third Party to obtain rights under such Intellectual Property Rights (“Negotiation Notice”) and the Parties shall thereafter discuss terms under which Dermira would license Third Party Intellectual Property Rights.  Unless Almirall notifies Dermira in writing within[*****] Business Days after delivery of the final terms of the Intellectual Property Rights license discussed by Dermira with the Third Party (“Third Party License Terms”), that Almirall does not wish to receive the benefit of such license, if Dermira obtains such Intellectual Property Rights from such Third Party (“Third Party License”), then: (i) such Intellectual Property Rights shall automatically be Dermira Licensed IP (to the extent Controlled by Dermira); (ii) Dermira shall provide Almirall a complete copy of such Third Party License promptly after entering into such Third Party License; and (iii) Almirall shall pay Dermira the following: (A) an amount equal to [*****] payment paid by Dermira to such Third Party (provided that if such Third Party License includes rights outside the Territory, then Almirall shall owe [*****] such [*****] payment); (B) amounts equal to [*****] that Dermira must pay to such Third Party arising from the activities of Almirall, its Affiliates or Sublicensees under this Agreement; and (C) an amount equal to [*****] that Dermira is obligated to pay to such Third Party under such Third Party License as a result of the activities of Almirall, its Affiliates or Sublicensees under this Agreement.  Following a delivery of a Third Party IP Notice by Almirall to Dermira with respect to any particular Third Party Intellectual Property Rights: (1) if Dermira declines to seek a Third Party License to such Intellectual Property Rights and such Third Party thereafter initiates a proceeding alleging that the Development or Commercialization of the Product in the Field in the Territory by Almirall or its Affiliates or Sublicensees infringes or misappropriates such Third Party Intellectual Property Rights for which Almirall delivered notice under the first sentence of this Section 10.2.3(b), then Dermira will defend, indemnify and hold harmless Almirall, its Affiliates and Sublicensees in accordance with Section 14.1 (“Third Party IP Indemnification”); (2) if Almirall notifies Dermira in writing within [*****] Business Days after delivery of the Third Party License Terms that Almirall does not wish to receive the benefit of such license, then (x) such Third Party Intellectual Property Rights shall not be Dermira Licensed IP, (y) Almirall shall have no obligation to pay the amounts described in (A)-(C) above, and (z) Dermira shall have no obligation to provide Almirall the Third Party IP Indemnification described above; and (3) if Dermira seeks a Third Party License to such Intellectual Property Rights but is unable to obtain [*****] terms and such Third Party thereafter initiates a proceeding alleging that the Development or Commercialization of the Product in the Field in the Territory by Almirall or its Affiliates or Sublicensees infringes or misappropriates such Intellectual Property Rights, then the Parties will [*****] the [*****] costs paid to Third Parties in defense of such allegations.

(c)No Valid Claim.  If in a given country within the Territory during the Royalty Term there is no Valid Claim of a Licensed Dermira Patent that Covers the Product in such country, then the royalty payments due to Dermira for such Product in such country shall be reduced by [*****] percent ([*****]%).

(d)Biosimilar Product. Upon the first entry after the License Effective Date in a given country of a Biosimilar Product by any entity that is not authorized by

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Almirall or its Affiliates or by a Sublicensee of Almirall or its Affiliates, the royalties in such country for the Product shall be reduced as follows:

i.

If the average Net Sales in any four subsequent Calendar Quarters at any time after entry of a Biosimilar Product decline by more than [*****] percent ([*****]%) of the average level of the Net Sales of such Product achieved in the four Calendar Quarters immediately prior to such entry, then the royalty payments due to Dermira for such Product in such country shall be reduced by [*****] percent ([*****]%);

ii.

If the average Net Sales in any four subsequent Calendar Quarters at any time after entry of a Biosimilar Product decline by more than [*****] percent ([*****]%) of the average level of the Net Sales of the Product achieved in the four Calendar Quarters immediately prior to such entry, then the royalty payments due to Dermira for such Product in such country shall be reduced by [*****] percent ([*****]%).

(e)Cumulative Reduction Floor.  In no event will the aggregate royalty amount due to Dermira in any given Calendar Quarter during the Royalty Term for any Product be reduced by more than [*****] percent ([*****]%) of the amount that otherwise would have been due and payable to Dermira in such Calendar Quarter for such Product but for the reductions set forth in Section 10.2.3(a) through Section 10.2.3(d).

10.2.4Royalty Reports.  With each royalty payment in accordance with Section 10.7, Almirall shall provide Dermira in writing for the relevant Calendar Quarter the following information:

(a)[*****] in [*****] on a [*****] basis;

(b)[*****] in [*****] on a [*****] basis;

(c)[*****] in [*****] on a [*****] basis;

(d)[*****] pursuant to Section 10.2.3 on a [*****];

(e)[*****] in [*****] pursuant to Section 10.2.3 [*****];

(f)[*****] pursuant to Section 10.2.1;

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

(g)[*****] pursuant to Section 10.2.3; and

(h)[*****] in the [*****].

10.2.5Method of Payment.  Royalties on Net Sales payable by Almirall to Dermira hereunder shall be paid in [*****] and all other amounts payable by one Party to the other Party shall be in [*****] (“Payment Currency”) to account(s) designated by the other Party.

10.2.6Exchange Rates.  When calculating Net Sales that occur in currencies other than the Payment Currency, Almirall shall convert the amount of such sales into the Payment Currency using the [*****] applicable exchange rate for converting currency to [*****] as published by [*****] during the duration of the Calendar Quarter.

10.3Taxes.  Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising from the efforts of the Parties under this Agreement and each Party shall pay all sales, turnover, value added, and similar taxes levied on account of any payment accruing or made to the other Party under this Agreement. If provision is made in law or regulation of any country for withholding of taxes of any type, levies or other charges with respect to any royalty or other amounts payable under this Agreement, including the Option Fee or Option Exercise Fee, then the paying Party shall promptly pay such tax, levy or charge for and on behalf of the other Party to the proper Governmental Authority, and shall promptly furnish the other Party with receipt of payment. The paying Party shall be entitled to deduct any such tax, levy or charge actually paid from royalty or other payment due to the other Party or be promptly reimbursed by the other Party if no further payments are due to the other Party. Each Party agrees to [*****] assist the other Party in claiming exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force and in [*****] the amount required to be so withheld or deducted.

Except where otherwise specified all amounts stated in this Agreement are exclusive of sales, turnover, value added or equivalent taxes. If and to the extent supplies or services rendered under this Agreement are subject to sales, turnover, value added or equivalent taxes, the Party receiving the invoice for such supplies or services shall pay such tax in addition to the amounts agreed under this Agreement.

10.4Audit Rights.  Almirall shall keep, and shall require its Affiliates and Sublicensees to keep, full, true and accurate books of account containing all particulars that may be necessary for the purpose of calculating all payment obligations of Almirall under this Agreement. Such books of accounts shall be kept at their principal place of business.  At the expense of [*****], Dermira has the right to appoint one of the major public accountant firms to perform, on behalf of Dermira an audit of such books and records of Almirall and its Affiliates that are deemed necessary by the appointed major public accountant firm to report on the correctness of Net Sales of Product, royalty calculations, and any other financial report or payment obligations under this Agreement, and/or to audit for compliance with the provisions of this Agreement, for

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

the period or periods requested by Dermira.  Upon timely request and at least [*****] Business Days prior written notice from Dermira, such audit shall be conducted with respect to those countries in the Territory specifically requested by Dermira, during regular business hours in such a manner as to not unnecessarily interfere with Almirall’s normal business activities, and shall be limited to results in the [*****] full Calendar Years prior to audit notification. Such audit shall not be performed more frequently than [*****] per Calendar Year nor more frequently than [*****] with respect to records or countries covering any specific period of time. All information, data documents and abstracts herein referred to shall be used only for the purpose of verifying financial reports or payment obligations under this Agreement, and/or for verifying compliance with the provisions of this Agreement, shall be treated as Almirall’s Confidential Information subject to the obligations of this Agreement and need neither be retained more than [*****] after completion of an audit hereof, if an audit has been requested; nor more than [*****] from the end of the Calendar Year to which each shall pertain; nor more than [*****] after the date of expiration or termination of this Agreement.

10.5Audit Reports.  The auditors shall only state factual findings in the audit reports and shall not interpret the Agreement. The final audit report shall be shared with Almirall at the same time it is shared with Dermira.

10.6Over or Underpayment.  If the audit reveals an overpayment, Dermira shall reimburse Almirall for the amount of the overpayment within [*****] days. If the audit reveals an underpayment, Almirall shall reimburse Dermira for the amount of the underpayment within [*****] days. Almirall shall pay for the audit costs if the underpayment of Dermira exceeds [*****] percent ([*****]%) of the aggregate amount owed subject of the audit.

10.7Payment. Almirall shall pay amounts owed to Dermira under Section 10.1.3 (Sales-based Milestone Payments) and Section 10.2 (Royalty Payments) within [*****] days after the end of each Accounting Period in which the applicable Net Sales occur. Other than for payments due under ARTICLE 10, for any payments owed by a Party to the other Party under this Agreement, the other Party shall within [*****] days after the end of each Accounting Period prepare an invoice itemizing such amounts incurred by or on account of such Party during such Accounting Period and submit such invoice to the other Party.  Each Party shall pay the undisputed portion of the invoice received from the other Party within [*****] days after the date of receipt of such invoice.

10.8Late Payment.  Any payment under this Agreement that is not paid on or before the date such payment is due shall bear interest, to the extent permitted by Applicable Law, at [*****] percentage points above the [*****], as reported by [*****] from time to time, calculated on the number of days such payment is overdue.

10.9Blocked Currency.  Notwithstanding Section 10.2.5, if by Applicable Law of a country in the Territory, conversion into Dollars or Euro (as applicable) or transfer of funds of a convertible currency to the United States is restricted, forbidden or substantially delayed, then amounts accrued in such country under this ARTICLE 10 shall be paid to Dermira in such country

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

in local currency by deposit in a local bank designated by Dermira, unless the Parties otherwise agree in writing.

ARTICLE 11
INTELLECTUAL PROPERTY

11.1Product Improvements.

11.1.1If Almirall, any Almirall Sublicensee, or any Affiliate or Third Party performing Almirall’s obligations or exercising Almirall’s rights, in each case under this Agreement, conceives of or reduces to practice (solely or jointly with any Third Party) any Inventions related to the Product, including its use to prevent or treat any disease or condition at any time during the Term (including prior to the exercise of the Option by Almirall) (each such Invention, a “Product Improvement”), then: (a) Almirall shall [*****] notify Dermira in writing of each such Product Improvement, including in such notice sufficient information for Dermira to evaluate the patentability of such Product Improvement, and the names of each inventor thereof and a summary his or her inventive contribution; and (b) Almirall hereby assigns to Dermira all of Almirall’s right, title and interest in, to and under all Product Improvements and all Intellectual Property Rights that claim or comprise such Product Improvements. All Patents assigned to Dermira pursuant to the prior sentence that claim Product Improvements (each, a “Product Improvement Patent”) shall be deemed Licensed Dermira Patents and all Product Improvements that are not claimed in a Patent shall be deemed Licensed Dermira Know-How, which in each case are subject to the license granted to Almirall under Section 3.1.  If such assignment is ineffective or prohibited for any reason, Almirall hereby grants Dermira a perpetual, irrevocable, royalty-free, fully paid-up, worldwide exclusive license, with the right to grants sublicenses through multiple tiers, under Almirall’s right, title and interest in, to and under each Product Improvement and all Intellectual Property Rights therein, to make, have made, use, sell, offer for sale and import any product and to perform any process or method, in each case for any purpose.

11.1.2Assistance.  Almirall shall execute and deliver such documents and take all other actions which Dermira and its successors and/or assigns may reasonably request to effect the assignment of Product Improvements from Almirall to Dermira under this Agreement, and shall execute and deliver any affidavits, testimonies, declarations, oaths, samples, exhibits, specimens and other documentation as may be reasonably useful to effect the assignment of Product Improvements (including Product Improvement Patents) from Almirall to Dermira under this Agreement, including with respect to recordation of such assignment in relevant state and national patent offices.

11.2Patent Prosecution.

11.2.1Prosecution.  As between the Parties, Dermira, acting through outside patent counsel, shall have the first right, but not the obligation, to prepare, file, prosecute and maintain the Licensed Dermira Patents at Dermira’s cost; provided, however, that Almirall acknowledges that, under Section 13.3(a) of the Roche License Agreement, Roche has

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

the first right to prosecute the Patents it licensed to Dermira, including the Licensed Dermira Patents.  Almirall shall cooperate with Dermira in the preparation, filing, prosecution and maintenance of such Licensed Dermira Patents, including by providing Dermira with data and other information as appropriate and executing all necessary affidavits, assignments and other paperwork.  After the License Effective Date, Dermira shall copy Almirall on all correspondence from and to any patent office relating to Dermira’s prosecution of such Licensed Dermira Patents in a timely manner, and Dermira shall provide Almirall with drafts of all of Dermira’s proposed filings and material correspondences to the patent authorities with respect to such Licensed Dermira Patents in reasonably adequate time before filing or submission of such materials, for Almirall’s review and comment.  Dermira will take into consideration Almirall’s [*****] comments prior to submitting such filings and correspondences to the extent such comments are timely provided and it is practicable to do so.  In case of disagreement between the Parties with respect to the preparation, filing or prosecution, including the strategy, content or process of such prosecution, or maintenance of such Licensed Dermira Patents, the final decision shall be made by Dermira.  For the purpose of this ARTICLE 11, “prosecution” shall include any patent interference, opposition, pre-issuance Third Party submission, ex parte re-examination, post-grant review, inter partes review or other similar proceeding, appeals or petitions to any Board of Appeals in a patent office, appeals to any court for any patent office decisions, reissue proceedings, and applications for patent term extensions and the like.

11.2.2Notice Not to File.  After the License Effective Date, Dermira shall notify Almirall of any decision not to file for, prosecute or maintain, or not to continue to pay the expenses of prosecution or maintenance of, any Licensed Dermira Patents to the extent exclusively licensed to Almirall under Section 3.1 in the Field in the Territory, including divisional and continuation Patents.  Dermira shall provide such notice at least [*****] days prior to any filing or payment due date, or any other due date that requires action, in connection with such Licensed Dermira Patent.  In such event, Almirall shall have the right, but not the obligation, to file for, or continue prosecution or maintenance of, such Licensed Dermira Patent in the Territory, at its expense.

11.2.3Cooperation.  Each Party will provide the other Party [*****] assistance and cooperation in the Prosecution efforts provided above in this Section 11.2, including providing any necessary powers of attorney, complying with any applicable duty of candor or disclosure with a patent authority and executing any other required documents or instruments for such Prosecution.

11.3Infringement of Patents by Third Parties.

11.3.1Notice.  Each Party shall [*****] provide written notice to the other Party during the term of this Agreement of any (a) known infringement or suspected infringement by a Third Party of any Licensed Dermira Patents, or (b) known or suspected unauthorized use or misappropriation by a Third Party of any Licensed Know-How, and shall provide the other Party with all evidence in its possession supporting such Infringement or unauthorized use or misappropriation.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

11.3.2Dermira First Right.  As between the Parties, Dermira shall have the sole right, but not the obligation, to initiate any suit or action in the Territory against any Third Party with respect to the infringement or misappropriation described in Section 11.3.1.  Within [*****] days after Dermira provides or receives such written notice (“Decision Period”), Dermira [*****] shall decide whether or not to initiate such suit or action in the Territory and shall notify Almirall in writing of its decision in writing (“Suit Notice”). If Dermira decides to bring a suit or take action, once Dermira provides Suit Notice, Dermira may immediately commence such suit or take such action.

11.3.3Almirall Patent Enforcement Step-In Right.  In the event that Dermira after the License Effective Date (a) does not in writing advise Almirall within the Decision Period that Dermira will commence suit or take action, or (b) fails to commence suit or take action within a [*****] days or such other reasonably additional period agreed by the Parties after providing Suit Notice, Almirall shall thereafter have the right to commence suit or take action in the Territory and shall provide written notice to Dermira of any such suit commenced or action taken by Almirall.

11.3.4Coordination; Allocation of Damages.  Upon written request, Dermira shall keep Almirall informed of the status of any such suit or action and shall provide Almirall with copies, to the extent Dermira is lawfully permitted to do so, of all substantive documents or communications filed in such suit or action. Dermira shall have the sole and exclusive right to select counsel for any such suit or action.  [*****] shall, except as provided below, pay all expenses of the suit or action, including [*****] attorneys’ fees and court costs. Any damages, settlement fees or other consideration received after the License Effective Date as a result of such suit or action shall be allocated as follows:

(a)First, to reimburse Dermira for its costs; and

(b)Second, to Roche to the extent required for Dermira to comply with its obligations under Section 13.6 of the Roche License Agreement; and

(c)Third, the balance, if any, shall be allocated [*****].

11.3.5Joining.  If Dermira believes it is [*****] to obtain an effective remedy, upon written request Almirall agrees to be joined as a party to the suit or action. At Dermira’s written request, Almirall shall offer [*****] assistance to Dermira in connection therewith [*****] to Dermira [*****] in rendering such assistance. Almirall shall have the right to participate and be represented in any such suit or action by its own counsel at its own expense.

11.3.6Settlement.  Dermira may settle, consent judgment or otherwise voluntarily dispose of the suit or action without the written consent of Almirall. However, if such a settlement, consent judgment or other such disposition of the suit or action [*****] affects Almirall rights under this Agreement, then the written consent of Almirall would be required [*****]. In such event, Dermira shall send Almirall a pre-execution draft of any such settlement agreement for review before executing it with the Third Party for Almirall to review for period not

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

to exceed [*****] days, and provide such consent.  If Almirall does not respond in writing within such period, then Almirall will be deemed to have provided such consent.

11.4Defense.  If a Third Party asserts that Patents owned by or licensed to it in the Territory are infringed by the Development, Manufacture, use, importation, offer for sale or sale of the Product in the Territory, or that its trade secrets were misappropriated in connection with such activity in the Territory, then Dermira shall have the [*****] right and responsibility to resolve any such claim, whether by obtaining a license from such Third Party, by defending against such Third Party’s claims or otherwise, and shall be [*****] for the defense of any such action, any and all costs incurred in connection with such action (including, without limitation, attorneys’ and expert fees) and all liabilities incurred in connection therewith, and any settlement thereof.

11.5Common Interest Disclosures.  With regard to any information or opinions disclosed pursuant to this Agreement by one Party to each other regarding intellectual property and/or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Intellectual Property Rights of a Third Party may affect the Product, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of Intellectual Property Rights relating to the Product.  Accordingly, the Parties agree that all such information and materials obtained by Dermira and Almirall from each other will be used by the receiving Party solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement.  All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable.  By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials.  Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party.

11.6Patent Term Extensions.  The Parties shall use Commercially Reasonable Efforts to obtain all available patent term extensions, adjustments or restorations, or supplementary protection certificates (“SPCs”, and together with patent term extensions, adjustments and restorations, “Patent Term Extensions”).  After the License Effective Date, the Parties shall mutually determine which Patent(s) should be the subject of Patent Term Extensions in the Territory.  Subject to the foregoing, each Party shall execute such authorizations and other documents and take such other actions as may be [*****] requested by the other Party to obtain such Patent Term Extensions, including, as applicable, designating the other Party as its agent for such purpose as provided in 35 U.S.C. Section 156.  All filings for such Patent Term Extensions shall be made by the owner of the patent in question; provided, that in the event that a Party elects not to file for a Patent Term Extension, such Party shall (a) promptly inform the other Party of its intention not to file and (b) grant the other Party the right to file for such Patent Term Extension.  Each Party shall execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions.  The Parties shall cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to such Licensed Dermira Patents.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

11.7No Challenge. The Parties acknowledge and agree that Dermira may terminate this Agreement [*****], in the event Almirall, its Affiliate or a Sublicensee challenges, or [*****] participates with or assists a Third Party (except as required by Applicable Law) to challenge the validity, enforceability, patentability and/or scope of any claim within the Licensed Dermira Patents in a court or patent office or other governmental agency; provided that, if Almirall acquires (or otherwise becomes an Affiliate of) a company that has challenged, directly or indirectly, individually or in association with another person or entity, the validity, enforceability or scope of any Licensed Dermira Patents, Almirall shall have [*****] days from the date of such acquisition to terminate such challenge to such Licensed Dermira Patents before Dermira’s rights under this Section 11.7 become effective. In the event of termination by Dermira pursuant to this Section 11.7, any royalty or other payment owed to Dermira prior to such termination shall be non-refundable.

11.8Trademark Infringement/Enforcement.  Dermira, [*****] shall have the [*****] right, but not the obligation, to enforce and defend the Licensed Product Marks in the Territory.  Each Party will promptly notify the other Party of any infringement or threatened infringement in the Territory of any of the Licensed Product Marks of which it becomes aware. Upon being so requested in writing by Almirall after the License Effective Date, and at [*****], Dermira shall initiate any suit or action in the Territory against any Third Party with respect to the infringement of the Dermira Licensed Product Marks in the Territory to the extent that Dermira determines, on advice of counsel, that such suit is merited under Applicable Law. Any damages, settlement fees or other consideration received as a result of such suit or action shall be allocated as follows:

(a)First, to reimburse Dermira for its costs; and

(b)Second, the balance, if any, shall be allocated to Almirall and treated as Net Sales.

ARTICLE 12
CONFIDENTIALITY

12.1Nondisclosure and Non-Use. During the Term and for [*****] years thereafter, a Party receiving the other Party’s Confidential Information (such receiving Party, the “Receiving Party”) shall (i) treat Confidential Information provided by such other party (the “Disclosing Party”) as it would treat its own information of a similar nature, (ii) take all reasonable precautions not to disclose such Confidential Information to Third Parties, unless permitted to do so by the Disclosing Party with the Disclosing Party’s prior written consent, and (iii) not use such Confidential Information other than for fulfilling its obligations or exercising its rights under this Agreement.

12.2Permitted Disclosure. Notwithstanding the obligation of non-use and non-disclosure set forth in Section 12, the Parties recognize the need for certain exceptions to this

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

obligation, specifically set forth below, with respect to press releases, patent rights, publications, and certain commercial considerations.

12.3Press Releases. The Parties intend to issue a joint press release announcing the existence and selected key terms of this Agreement, in the form attached as EXHIBIT G.  For other press releases by Almirall during the Term that are related to the activities concerning this Agreement that disclose information other than that set forth on EXHIBIT G, Almirall shall provide Dermira with a copy of any draft press release at least [*****] days prior to its intended publication for Dermira’s review, to the extent permissible under Applicable Laws; provided, however, that if Almirall is required by Applicable Law or the rules of any stock exchange on which it is listed to issue a press release in less than [*****] days, then Almirall shall provide Dermira with a copy of such release [*****] and shall notify Dermira of the intended date of release. Dermira may provide Almirall with suggested modification to the draft press release. Almirall shall implement Dermira’s [*****] suggestions prior to issuing its press release except to the extent that the release was required by Applicable Law to be issued by Almirall without Dermira’s suggested modifications.  For other press releases by Dermira during the Term, Dermira shall provide a copy of such press release at least [*****] days prior to its intended publication for Almirall’s review.  Almirall may provide Dermira with suggested modification to the draft press release which Dermira shall consider [*****].

12.4Publications. During the Term of this Agreement, each Party (“Publishing Party”) shall provide the other Party with a copy of any proposed publication or presentation that contains such other Party’s Confidential Information at least [*****] days (or at least [*****] days in the case of oral presentations or conference abstracts) prior to submission for publication so as to provide such other Party with an opportunity to recommend any changes it [*****] believes are necessary to continue to maintain the confidentiality of such other Party’s Confidential Information in accordance with the requirements of this Agreement. The incorporation of such recommended changes shall [*****] by such Publishing Party; and if such other Party notifies (“Publishing Notice”) the Publishing Party in writing, within [*****] days after receipt of the copy of the proposed publication or presentation (or at least [*****] days in the case of oral presentations), that such publication or presentation in its [*****] judgment (i) contains an invention, solely or jointly conceived and/or reduced to practice by the other Party, for which the other Party reasonably desires to obtain patent protection or (ii) could be expected to have [*****] on the commercial value of any Confidential Information disclosed by the other Party to the Publishing Party, the Publishing Party shall prevent such publication or delay such publication for a [*****] period of time. In the case of inventions, a delay shall be for a period [*****] to permit the timely preparation and filing of a patent application(s) on such invention, and in no event less than [*****] days from the date of the Publishing Notice.

12.5Commercial Considerations.  Nothing in this Agreement shall prevent either Party or its Affiliates from disclosing Confidential Information of the other Party to (i) governmental agencies to the extent required or desirable to secure government approval for the development or sale of Product, (ii) Third Parties acting on behalf of such Party, to the extent [*****] for the development or sale of Product, (iii) Third Parties to the extent [*****] to market the Product, (iv) Third Parties with which such Party is considering a potential transaction related

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

to this Agreement who have a [*****] to see the Agreement (including each of Almirall’s and such Third Party’s accounting, financial, legal or tax advisors associated with such potential transaction), provided that such disclosure shall be limited to the terms such Third Party has requested to review in order to proceed with the potential transaction and that are [*****] for the purposes of proceeding with such potential transaction and is under terms of confidentiality that are consistent with those contained in this Agreement, (v) consultants and advisors subject to terms of confidentiality that are consistent with those contained in this Agreement, or (vi) such Party’s employees, officers, members of its board of directors, and its accounting, legal or tax advisors; provided that, in the case of (i)-(iii), with respect to Almirall, in the Field in the Territory, and with respect to Dermira, outside the Territory. The Receiving Party may disclose Confidential Information of the Disclosing Party to the extent that such Confidential Information is required to be disclosed by the Receiving Party to comply with Applicable Law or GAAP, to defend or prosecute litigation or to comply with governmental regulations or applicable regulations of a stock exchange, provided that the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and, to the extent [*****], takes [*****] actions to [*****] the degree of such disclosure. No notice shall be required under this ARTICLE 12 if and to the extent that the specific information contained in the proposed disclosure has previously been included in any previous disclosure made by either Party hereunder pursuant to ARTICLE 12, or is otherwise approved in advance in writing by the other Party.

ARTICLE 13
REPRESENTATIONS AND WARRANTIES

13.1Mutual Representations, Warranties and Covenants.  Each Party hereby represents, warrants and covenants to the other Party that as of the Effective Date:

13.1.1Existence.  Such Party is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated or formed.

13.1.2Power, Authority and Binding Agreement.  Such Party:  (a) has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (c) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

13.1.3Compliance with Laws.  Such Party and its Affiliates have not, at any time prior to the Effective Date, been prosecuted or convicted of any violation of any Applicable Laws, has not been and is not a party to any deferred prosecution agreement or similar agreement with respect to any violation or alleged violation of any Applicable Laws, and [*****] of any investigation being conducted by any Governmental Authority, or by such Party or its Affiliates, with respect to such potential violations.  In performing its obligations under this

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Agreement, each Party shall, and shall cause its Affiliates to, comply with all Applicable Laws, including the Anti-Corruption Laws and applicable Trade Control Laws.

13.1.4No Debarment.  Each Party represents and warrants as of the Effective Date, and covenants during the Term as to any provision of this Section 13.1.4 that relates to any period after the Effective Date, that:  (a) neither it nor any of its Affiliates has been debarred by the FDA, is not subject to any similar sanction of other Regulatory Authorities, and neither such Party nor any of its Affiliates has used, or will engage, in any capacity, in connection with this Agreement, any Person who either has been debarred by such a Regulatory Authority, or is the subject of a conviction described in Section 306 of the United States Federal Food, Drug, and Cosmetic Act (“FFDCA”) or its equivalents outside the United States; (b) such Party shall inform the other Party in writing promptly if it or any Person engaged by it or any of its Affiliates who is performing services under this Agreement is debarred or is the subject of a conviction described in Section 306 of the FFDCA or its equivalents outside the United States, or if any action, suit, claim, investigation or legal or administrative proceeding is pending [*****], is threatened, relating to the debarment or conviction of such Party, any of its Affiliates or any such Person performing services hereunder or thereunder; and (c) neither such Party, nor any of its Affiliates, has made an untrue statement of a material fact or fraudulent statement to the FDA or other Governmental Authority, failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Authority, or committed any act, made any statement, or failed to make any statement that, at the time such disclosure was made, could reasonably be expected to provide a basis for the FDA or any other Governmental Authority to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy

13.1.5Each Party hereby represents that neither it nor any of its directors, officers, employees [*****], its agents or Affiliates is a Person that is, or is owned or controlled by persons that are:  (a) the target of Sanctions, or (b) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, including Crimea, Cuba, Iran, North Korea and Syria.

13.2Additional Representations, Warranties and Covenants of Dermira.

13.2.1Representations and Warranties.  Dermira hereby represents and warrants to Almirall that as of the Effective Date:

(a)the Roche License Agreement is in full force and effect;

(b)Dermira has not received a written notice from Roche that Dermira is in material breach of the Roche License Agreement and does not have any reason to believe that Roche has a right to terminate the Roche License Agreement;

(c)Dermira Controls the Patents listed in EXHIBIT B and, [*****], all such issued Patents are granted, valid, enforceable and not subject to any pending or

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

threatened re-examination, re-issue, opposition, interference, challenge, litigation or other similar proceeding;

(d)Dermira has the right to grant the license and rights herein to Almirall, and has granted such license and rights in compliance with the Roche License Agreement;

(e)Dermira has not entered into any transaction that has impaired or encumbered the rights received from Roche under the Roche License Agreement with respect to the Territory in the Field;

(f)there are no claims, judgments or settlements against or owed by Dermira and there are no pending or threatened claims or litigation, in each case relating to any Products or to the Licensed Dermira Patents or Licensed Know-How;

(g)Dermira has not been informed by Roche of any Third Party claiming that the Development, use of Commercialization of the Product infringes any Third Party Intellectual Property Right and Dermira is not aware of any intellectual property right owned by a Third Party that would be [*****] to be infringed or misappropriated by the Development, Manufacture and Commercialization of the Product;

(h)[*****] there are no issued Third Party Patents or published Third Party patent applications which would restrict or prevent the Development and Commercialization of the Product in the Territory in accordance with this Agreement;

(i)[*****] all information required to be filed or otherwise disclosed to any Regulatory Authority with respect to the Product and its Development has been so provided and is true, correct and complete in all material respects;

(j)[*****] all preclinical and Clinical Studies and all Development activities have been conducted in compliance with the corresponding protocols, procedures, controls Good Clinical Practices and Applicable Law;

(k)Dermira disclosed to Almirall through the Data Site information requested by Almirall (“Dermira’s Disclosed Information”). [*****] all information in the Data Site is true, complete (except to the extent redacted) and accurate and Dermira has not [*****] any [*****], that [*****] could [*****] for Almirall [*****] of the Product and taking a [*****];

(l)Dermira has not received any information or notice from any Governmental Authority that would entail or signal the pending, refusal to grant Regulatory Approval for the Product; and

(m)[*****] any risk linked to the safety or efficacy of the Product [*****] different from the safety and efficacy data disclosed publically or to Almirall in the Data Site or otherwise in writing.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

13.2.2Covenants.  Dermira hereby covenants to Almirall that, during the Term, (a) Dermira shall not terminate or [*****] the Roche License Agreement; and (b) if Dermira receives a written notice from Roche that Dermira is in [*****] breach of the Roche License Agreement, Dermira shall provide prompt written notice to Almirall.  Dermira further covenants that, if the Roche License Agreement is terminated and such termination was not caused by any action or failure to act by or on behalf of Almirall, its Affiliates or Sublicensees, then Dermira shall exercise its rights under Section 18.3.3 thereof to cause this Agreement to remain in effect provided that Almirall agrees to be bound directly to Roche under the terms and conditions of this Agreement.  In addition, Dermira hereby grants Almirall [*****], provided, however, that Almirall shall [*****], in which event [*****].

13.3Additional Representations, Warranties and Covenants of Almirall.

13.3.1Almirall hereby represents, warrants and covenants that it has obtained, or shall obtain before permitting any person access to the Confidential Information of Dermira or the Licensed Dermira IP, the following: (a) from each person with access to the Confidential Information of Dermira or the Licensed Dermira IP, a written agreement assigning all Inventions conceived or created by such person to Almirall, an Affiliate of Almirall or a Sublicensee of Almirall, as applicable; and (b) from Almirall and each Sublicensee, a written agreement assigning to Almirall all Inventions conceived or created by or on behalf of such Affiliate or Sublicensee, as applicable.

13.4Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WRITTEN OR ORAL, MADE BY EITHER PARTY (OR ANY OF ITS AFFILIATES), INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.

ARTICLE 14
INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

14.1Indemnification.  Each Party (the “Indemnifying Party”) hereby agrees to defend, indemnify, and hold harmless the other Party (the “Indemnified Party”) and its Affiliates, and each of their respective directors, officers, employees, agents and representatives (each, an “Indemnitee”) from and against any and all claims, suits, actions, demands or other proceedings brought by any Third Party (each, a “Claim”) and all liabilities, expenses, damages, or losses, including reasonable attorneys’ fees (collectively, “Losses”), to which any Indemnitee may become subject as a result of any such Claim to the extent such Claim arises or results from:  (a) the breach by the Indemnifying Party of any warranty, representation, covenant, or agreement made by it in this Agreement; (b) the negligence, gross negligence or willful misconduct of the Indemnifying Party, its Affiliates, or any subcontractor of the Indemnifying Party, or any officer, director, employee, agent, or representative thereof; and (c) the failure to comply with Applicable Law by or on behalf of the Indemnifying Party, its Affiliates or subcontractors in connection with

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

the Development Plan or this Agreement; except, with respect to each of subsections (a) through (c) above, to the extent such Losses arise directly or indirectly from the negligence, gross negligence, or willful misconduct of any Indemnitee or the breach by the other Party of any warranty, representation or covenant made by it in this Agreement.

14.2Indemnification Procedures.  Any Party entitled to indemnification under ARTICLE 14 shall promptly give notice to the Indemnifying Party of any actual or potential Losses of which it becomes aware that may be subject to indemnification hereunder, but the failure or delay to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability under ARTICLE 14 except to the extent that the Indemnifying Party’s ability to defend against such Losses was [*****] prejudiced as a result of such failure or delay.  The Indemnifying Party shall have the right to assume and control the defense of such Losses (at [*****] expense) with outside counsel of its choice and [*****] to the Indemnified Party; provided, however, that the Indemnified Party shall have the right to retain and be represented by its own counsel (at [*****] expense) in connection therewith.  The Indemnified Party shall, upon request, cooperate with the Indemnifying Party and its legal representatives in connection with the investigation and defense of such Losses, including by providing or otherwise making available information in its possession with respect thereto.  Neither Party shall settle or otherwise resolve any claim, suit, action, or demand related to any Losses without the prior written consent of the other Party, if such settlement or other resolution would:  (a) result in the admission of any liability or fault on behalf of the other Party or its Indemnitees; (b) result in or impose any payment obligations upon the other Party or its Indemnitees; or (c) subject the other Party to an injunction or otherwise limit the other Party’s ability to take any actions or refrain from taking any actions under this Agreement.

14.3Limitation of Liability.  NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, AND TO THE EXTENT THE FOLLOWING LIMITATIONS ARE PERMITTED UNDER APPLICABLE LAW, NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER OR FOR ANY LOSS OR INJURY TO THE OTHER PARTY’S PROFITS OR GOODWILL ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.  THIS SECTION 14.3 DOES NOT APPLY TO A BREACH OF A PARTY’S OBLIGATIONS UNDER ARTICLE 12, WITH RESPECT TO A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 14.

14.4Insurance. Each Party shall, at its own expense, procure and maintain during the Term and for a period of [*****] years thereafter, insurance policy/policies, including product liability insurance, [*****] to cover its obligations hereunder and which are [*****], but in no event less than the following coverages:

14.4.1Commencing as of the License Effective Date, and during the Term, each Party shall obtain and maintain on an ongoing basis, commercial general liability insurance, including contractual liability (to the extent available) and products liability insurance, in the minimum amount of US$[*****] (US $[*****]) per occurrence, combined

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

single limit for bodily injury and property damage liability, to increasing to US$[*****] (US$ [*****]) per occurrence, combined single limit for bodily injury and property damage liability upon the First Commercial Sale. Policy limits set forth in this paragraph may be met with a combination of primary, umbrella or excess insurance.

14.4.2Each party shall maintain statutory workers’ compensation limits and employers liability limits shall be at a minimum amount of US$[*****] (US$[*****]).

14.4.3Each Party shall have and maintain clinical trial liability insurance covering the development, Manufacture (with respect to Dermira), use and sale  of Products with a minimum combined single limit per occurrence of US$[*****] (US$[*****]) for any period during which such Party (or any Affiliate or, in the case of Almirall, any Sublicensee) is conducting a Clinical Study.  This insurance shall be primary insurance.

14.4.4All such insurance coverage shall be primary insurance with respect to a Party’s own participation under this Agreement, and shall be maintained with an insurance company or companies having [*****] rating of [*****] or better.

14.4.5Each Party shall name the other Party, and Almirall shall name Roche, as an additional insured by endorsement under its commercial general liability and products liability insurance policies.

14.4.6The insurance policies shall be under an occurrence form, but if only a claims-made form is [*****] available to a Party, then in such a case, such Party shall maintain the insurance coverage for at least [*****] years following completing performance of its obligations under this Agreement.

14.4.7Upon [*****] days after the License Effective Date, each Party shall provide to the other Party its certificates of insurance evidencing the insurance coverage set forth in this Section.  Each Party shall provide the other Party at least [*****] days prior written notice of any cancellation, nonrenewal or material change in any of the insurance coverage.  Each Party shall, upon receipt of written request from the other Party, provide renewal certificates to the other Party for as long as such insured Party is required to maintain insurance coverage hereunder.

14.4.8Such insurance shall not be construed to create a limit of a Party’s liability with respect to its indemnification obligations under this ARTICLE 14.

ARTICLE 15
TERM AND TERMINATION

15.1Term.  This Agreement shall come into full force and effect on the Effective Date and, unless earlier terminated as provided in ARTICLE 15, (a) expire if Almirall does not exercise the Option during the Option Exercise Period in accordance with Section 2.5, then upon the expiration of the Option Exercise Period as described in Section 2.7, and (b) if Almirall exercises the Option during the Option Exercise Period in accordance with Section 2.5, then this

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Agreement shall remain in effect until the date when Almirall ceases Development and Commercialization activities under this Agreement in the last country of the Territory (“Term”).

15.2Termination Rights.

15.2.1For Material Breach.  A Party (“Non-Breaching Party”) shall have the right to terminate this Agreement in its entirety or on a country-by-country basis in the event the other Party (“Breaching Party”) is in breach of any of its material obligations under this Agreement.  The Non-Breaching Party shall provide written notice to the Breaching Party, which notice shall identify the breach and the countries in which the Non-Breaching Party intends to have this Agreement terminate. The Breaching Party shall have a period of [*****] days after such written notice is provided for non-payment and [*****] days after such written notice is provided for all other conduct (each such period, a “Peremptory Notice Period”) to cure such breach. If the Breaching Party has a bona fide dispute as to whether such breach occurred or has been cured, it will so notify the Non-Breaching Party and after delivery of such notification the expiration of the Peremptory Notice Period shall be tolled until such dispute is resolved pursuant to Section 16.5. Upon a determination of breach or failure to cure, the Breaching Party shall have the remainder of the Peremptory Notice Period to cure such breach. If such breach is not cured within the Peremptory Notice Period, then the Non-Breaching Party shall either withdraw its request for termination or within [*****] days after the expiration of the Peremptory Notice Period terminate this Agreement with immediate effect. Notwithstanding anything to the contrary in this Agreement, termination shall not be deemed to relieve a defaulting Party from any liability arising from such default.

15.2.2For Bankruptcy.  To the extent permitted by Applicable Law, either Party may terminate this Agreement by written notice to the other Party upon occurrence of any of the following events:  (a) a voluntary petition of bankruptcy is filed by the other Party in any court of competent jurisdiction; (b) an involuntary petition for bankruptcy of the other Party is filed by such Party’s creditors in any court of competent jurisdiction and is not vacated within [*****] calendar days after filing; (c) a receiver is appointed or applied for to manage any part of a Party’s assets related to this Agreement; or (d) this Agreement is assigned by the other Party for the benefit of its creditors. All licenses (and to the extent applicable rights) granted under or pursuant to this Agreement by Dermira to Almirall are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, US Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined under Section 101(60) of the Bankruptcy Code and any similar laws in any other applicable country. Unless Almirall elects to terminate this Agreement, the Parties agree that Almirall, as a licensee or sublicensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, subject to the continued performance of its obligations under this Agreement.

15.2.3Almirall’s Right of Termination. Following Almirall’s receipt of top line results of all of the Core Phase 3 Trials, Almirall shall have the right to terminate this Agreement at any time, upon six (6) months’ prior written notice to Dermira. Upon expiration or early termination of this Agreement by Almirall under this Section 15.2.3, Dermira

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

shall not be entitled to claim any indemnification, reimbursement or compensation of any kind arising out of or in connection with such termination.

15.3Consequences of Termination.  If this Agreement is terminated by either Party under Section 15.2.1 or Section 15.2.2, or by Almirall under Section 15.2.3, then the following shall apply from the date of effective termination:

15.3.1Almirall shall, to the extent Almirall has the right to do so and Controlled by Almirall, transfer to Dermira all Regulatory Filings and Regulatory Approvals, all final (or drafts, if final reports are not available) nonclinical and clinical study reports and clinical study protocols, Trademarks, Know-How, and a copy of all Local Clinical Study Data generated under this Agreement, including materials and information, in Almirall’s possession and Control related to the Product in the Territory;

15.3.2Almirall shall assign all clinical trial agreements that are assignable to Dermira by Almirall, free of charge;

15.3.3Almirall shall assign and hereby assigns to Dermira all of Almirall’s right, title and interest in, to and under the Trademarks associated with the Product;

15.3.4Dermira shall, upon transfer, have the right to disclose such Regulatory Filings, Regulatory Approvals and Local Clinical Study Data to (a) Governmental Authorities to the extent required or desirable to secure government Regulatory Approval for the Development, Manufacture or sale of Product(s); (b) Third Parties acting on behalf of Dermira, its Affiliates, licensees or sublicensees for the Development, Manufacture, or sale of Product(s), or (c) Third Parties to the extent reasonably necessary to market Product(s); and

15.3.5After termination, Dermira shall have a fully paid-up, royalty-free, worldwide, non-exclusive, sublicensable, transferable license under all Patents and Know-How owned or Controlled by Almirall to allow Dermira, its Affiliates, licensees or sublicensees to research, Develop, Manufacture, have Manufactured, use, offer to sell, sell, promote, export and import the Product.

15.3.6In case of termination of the Agreement by [*****] under Sections 15.2.1 and 15.2.2, [*****] shall [*****] all costs and expenses, including [*****] out-of-pocket costs and expenses to effect the transfers and assignments required by this Section 15.3.

15.4General Consequences of Expiration or Termination.  If this Agreement expires or is terminated by either Party for any reason, then the following consequences shall apply from the date of effective termination:

15.4.1Notwithstanding anything contained in this Agreement to the contrary, all rights and licenses granted herein to Almirall shall terminate, and Almirall shall

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

cease any and all activities with respect to the Product, including its Development, manufacture and Commercialization, except to the extent such activities are required by Applicable Law;

15.4.2The other obligations of each Party to the other Party hereunder, shall terminate, except as provided in Section 15.5;

15.4.3Neither Party shall have any further obligation to use Commercially Reasonable Efforts with respect to its obligations hereunder; and

15.4.4Upon written request of a Party, within [*****] days the other Party shall return or destroy (at the requesting Party’s direction) all Confidential Information of such requesting Party, including all tangible and electronic copies thereof, and provide the requesting Party written certification that such return or destruction is complete, provided, however, that:  (a) the non-requesting party may retain electronic copies stored in the normal course of business on its electronic back-up systems, and may in addition retain one (1) copy of such Confidential Information solely for archival purposes provided that access to such archival copy will be limited to those individuals who have a need to have access to such information for the purposes of ensuring compliance under this Agreement; and (b) a Party that retains any Confidential Information of the other Party shall in each case be subject to the surviving obligations of ARTICLE 12.

15.5Survival of Obligations.  Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination.  The following provisions shall survive termination or expiration of this Agreement:  Sections 3.4 (No Implied Rights), 5.1.4(b) (Local Clinical Study Data), 6.4.2 (Dermira’s Right of Reference), 7.2 (Payment for Supply) (solely to the extent payment obligations were incurred during the Term), 10.2 (Royalty Payments) through 10.9 (Blocked Currency) (in each case solely with respect to payment obligations arising during the Term, including royalty payments on Net Sales during the Term), 11.1 (Product Improvements), 12.1 (Nondisclosure and Non-Use) (for the period specified therein), 12.2 (Permitted Disclosure), 12.5 (Commercial Considerations), 15.3 (Consequences of Termination), 15.4 (General Consequences of Termination), this 15.5 (Survival of Obligations), 16.2 (Force Majeure Event) through 16.16 (Third Party Beneficiaries), and Articles 1 (Definitions), 13 (Representations and Warranties), and 14 (Indemnification and Limitation of Liability).

ARTICLE 16
GENERAL PROVISIONS

16.1Effects of Change of Control.

16.1.1Sensitive Information.  If there is a Change of Control, then the Party experiencing such Change of Control (“Acquired Party”) shall provide written notice to the other Party (“Non-Acquired Party”) at least [*****] days prior to completion of such Change of Control, subject to any confidentiality obligations of the Acquired Party then in effect (but in any event shall notify the Non-Acquired Party within [*****] days after completion of

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

such Change of Control).  Following consummation of the Change of Control, the Non-Acquired Party and the Change of Control Group shall adopt in writing [*****] procedures to prevent the disclosure of any of the Non-Acquired Party’s materials, Confidential Information, and Intellectual Property Rights (collectively, “Sensitive Information”) beyond the Acquired Party’s personnel who need to know the Sensitive Information solely for the purpose of fulfilling the Acquired Party’s obligations and exercising its rights under this Agreement.  The Non-Acquired Party may restrict the Acquired Party’s participation in the JSC and any other committee in effect at the time of the Change of Control only to the extent necessary for the purposes of protecting Sensitive Information

16.1.2Step-In Rights.  If (i) Dermira undergoes a Change of Control with a Third Party that is, as of the date such Change of Control transaction is consummated, Developing or Commercializing in moderate-to-severe atopic dermatitis in the United States and in the Territory a monoclonal antibody for which (A) a Phase 3 Trial has been initiated in moderate-to-severe atopic dermatitis and (B) the mechanism of action is through binding to interleukin-13 (such monoclonal antibody, a “Competitive Product”, and such Third Party, a “Competitor”), (ii) such Competitor does not within twelve (12) months after the date such Change of Control transaction closes (the “Divestiture Period”) either (1) transfer to a Third Party all of Competitor’s (aa) rights to commercialize such Competitive Product in moderate-to-severe atopic dermatitis in the United States and in the Territory or (bb) rights to develop and commercialize the Product in moderate-to-severe atopic dermatitis in the United States and in the Territory (in this case upon Almirall’s prior consent) or (2) cease such development and commercialization of the Competitive Product, and (iii) such Competitor does not expressly assume in writing the performance of such obligations, and Dermira thereafter materially breaches without cure certain of its obligations under this Agreement (the “Defaulted Obligations”), then Almirall may upon [*****] days prior written notice to Dermira (the “Step-In Notice”), at Almirall’s sole cost and expense (subject to Section 16.1.4): (X) perform such Defaulted Obligations of Dermira under the Development Plan (including paying contract research organizations and clinical sites that are performing any Clinical Study that is part of the Global Clinical Development Activities); and (Y) to the maximum extent permissible under the Supply and Quality Agreement between Roche and Dermira dated December 1, 2018 and other agreements with Third Party contract manufacturers, to perform Dermira’s obligations to supply Drug Product to Almirall, including placing orders with such manufacturers and paying any amounts due as a result of such orders, in each case to the extent permissible under Applicable Law (collectively, the “Step-In Rights”).

16.1.3Step-In Dispute Procedure.  If Almirall exercises its rights under Section 16.1.2 and Dermira believes it did not materially breach its obligations under this Agreement without cure, then it may provide Almirall written notice thereof.  If Dermira notifies Almirall in writing that Dermira disputes that it did not materially breach its obligations or cure such alleged breach within the applicable time period (the “Step-In Dispute Notice”), then either Party may submit such dispute for resolution pursuant to Section 16.5; provided, however, that: (a) such dispute shall be governed by [*****]; and (b) the scope of such [*****] proceeding shall be [*****] determining [*****].  For clarity, any claim by Almirall for monetary damages or remedies other than those described in Section 16.1.2 must be asserted [*****] under Section

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

16.5.  If the arbitrator determines that [*****], or that [*****], then Almirall must, within [*****] days written notice, cease performing such activities and cooperate to transition such activities back to Dermira prior to ceasing such activities.  If the arbitrator determines that [*****] and [*****] described above, then Almirall may continue to exercise Almirall’s rights under Section 16.1.2 with respect to the activities specified in its Step-In Notice.  Almirall must thereafter perform all such obligations unless and until Almirall notifies Dermira in writing of the date on which Almirall will cease performing specified Step-In Rights, which date must be at least [*****] days after delivery of such notice (such date, the “Withdrawal Date”, and such notice, the “Withdrawal Notice”). During the period that Almirall is asserting its Step-In Rights to perform certain activities, Dermira’s failure to perform such activities shall not be a breach of its obligations under this Agreement.  After the Withdrawal Date specified in a Withdrawal Notice with respect to specified Step-In Rights, the responsibility for performing such obligations shall revert to Dermira.

16.1.4Reimbursement of Costs.  To the extent that Almirall, in exercising its rights under Section 16.1.2, pays a Third Party on Dermira’s behalf amounts that Dermira is obligated to pay to such Third Party for the performance of Dermira’s obligations under this Agreement, including to perform any Global Clinical Development Activities and to obtain any Drug Product or component thereof for supply to Almirall, Almirall shall be entitled to credit such amounts against its Milestone Payments or Royalty Payment obligations to Dermira under this Agreement; provided that such credit may not exceed [*****] percent ([*****]%) of the [*****] Milestone Payment or Royalty Payment and that remaining amount shall be credited against [*****] Milestone Payments or Royalty Payments considering the same [*****] percent ([*****]%) floor, provided that Dermira’s milestone payments and royalty payments due under the Roche Agreement with respect to activities under this Agreement, including Net Sales by Almirall, will apply as a floor for any such credit.

16.2Force Majeure Event.  Neither Party shall be held liable to the other Party, nor be deemed to have breached this Agreement, for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including embargoes, war, acts of war (whether war be declared or not), acts of terrorism, sabotage, insurrections, riots, civil commotions, fire, floods, earthquake, or other acts of God, or acts, omissions or delays in acting by any Governmental Authority, and which in each case is not caused by the gross negligence or intentional misconduct of such Party (each such event or cause, a “Force Majeure”).  The affected Party shall notify the other Party in writing of such Force Majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such Force Majeure circumstances and resume performance of its obligations under this Agreement.  If circumstances constituting Force Majeure exist for more than [*****] days and cause such failure or delay continuously throughout such period, then either Party may terminate this Agreement upon [*****] days written notice to the other Party.

16.3Notices.  Any notice, request, or other communication permitted or required under this Agreement will be in writing, will refer specifically to this Agreement and will be hand delivered or sent by a recognized overnight delivery service, expenses prepaid, to the following

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

addresses or to such other addresses as a Party may designate by written notice in accordance with this Section 16.3:

If to Dermira:

Dermira, Inc.

275 Middlefield Road, Suite 150

Menlo Park, CA 94025,

USA

Attention:  Legal Department

With a copy to:

Sidley Austin LLP

555 California Street

San Francisco, CA  94104

USA

Attention:  Tom Duley

If to Almirall:

Almirall, S.A.

Ronda General Mitre, 151

Barcelona, Spain 08022

Attention:  Legal Department

16.4Governing Law.  The Terms and Conditions of the Agreement will be construed and ruled under the laws of [*****] without regard or giving effect to the conflicts of law principles thereof.  The Parties expressly exclude application of the United Nations Convention for the International Sale of Goods.

16.5Dispute Resolution.  Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the [*****] in accordance with its [*****] and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.  Claims shall be heard by a panel of [*****] arbitrators. The place of arbitration shall be [*****]. The arbitration shall be governed by the laws of [*****]. Hearings will take place pursuant to the standard procedures of the [*****] that contemplate in person hearings. The language of the proceedings shall be English.  The standard provisions of the [*****] shall apply.  Arbitrators will have the authority to allocate the costs of the arbitration process among the Parties, but will only have the authority to allocate attorneys'

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

fees if a Particular law permits them to do so. The award of the arbitrators shall be accompanied by a reasoned opinion. Except as may be required by Applicable Law, neither a Party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties.

16.6Relationship of the Parties.  It is expressly agreed that Dermira and Almirall will be independent contractors and that the relationship between the two Parties will not constitute a partnership, joint venture or agency. Neither Dermira nor Almirall will have the authority to make any statements, representations or commitments of any kind, or to take any action which will be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party will be employees of that Party and not of the other Party and all expenses and obligations incurred by reason of such employment will be for the account and expense of such Party.

16.7Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assigns. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that any Party may, without the other Party’s prior written consent, assign this Agreement in connection with the sale or other transfer of all or substantially all of the assets of the business to which this Agreement relates (whether such transaction occurs by way of a sale of assets, merger, consolidation or similar transaction); provided, further, that any successor or assignee of rights or obligations permitted hereunder expressly assumes in writing the performance of such rights or obligations. Any permitted assignment will be binding on the successors of the assigning Party.  Any assignment or attempted assignment by either Party in violation of the terms of this Section 16.7 will be null, void and of no legal effect.  For the avoidance of doubt, an assignment of this Agreement does not release the assigning Party from its responsibility for performance of its duties under the Agreement unless the non-assigning Party so agrees in writing.

16.8Severability.  If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision will be considered severed from this Agreement and will not serve to invalidate any remaining provisions hereof.

16.9Waiver and Non-Exclusion of Remedies.  The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

16.10Entire Agreement.  This Agreement, including the EXHIBITS and Schedules hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof, including that particular Mutual Non-Disclosure Agreement entered into by the Parties effective April 25, 2018, as amended (“NDA”), provided that all Confidential Information disclosed under the NDA shall become subject to the confidentiality obligations set forth in this Agreement.

16.11Further Assurances.  Each Party shall, at no cost to the other Party, perform (and shall cause its Affiliates and sublicensees to perform) all further acts and things and execute and deliver such further documents as may be necessary or as the other Party may reasonably require to implement or give effect to this Agreement.  Without limiting any rights or obligations of the Parties under this Agreement, upon reasonable request by Dermira, Almirall shall take such steps as are necessary to fulfill obligations owed to Roche by Dermira that arise from Almirall’s activities in the Territory.

16.12Amendment.  No subsequent alteration, amendment, change, or addition to this Agreement or any EXHIBIT or Schedule will be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party, except as otherwise expressly permitted under this Agreement.

16.13Order of Precedence.  In the event of any inconsistency between the body of this Agreement and the EXHIBITs or the Schedules to this Agreement, unless otherwise expressly stated to the contrary in such EXHIBIT or in the Schedule, the terms contained in the body of this Agreement will control.

16.14Construction of Terms.  Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (“and/or”).  Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days.  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The terms “including,” “include,” or “includes” as used herein shall mean including, without limiting the generality of any description preceding such term.  The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

16.15Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Agreement may be executed by facsimile, .pdf or other electronically transmitted signatures and such signatures will be deemed to bind each Party hereto as if they were the original signatures.

16.16Third-Party beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party including, without limitation, any creditor of any Party hereto. No such Third Party shall obtain any right under any provision of this

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any Party hereto.

[Signature Page Follows]

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

THIS OPTION AND LICENSE AGREEMENT is executed by the authorized representatives of the Parties as of the Effective Date.

DERMIRA, INC. Signature:/s/ Thomas G. Wiggans Name:Thomas G. Wiggans Title:Chief Executive Officer Date:February 11, 2019	ALMIRALL, S.A. Signature:/s/ Peter Guenter Name:Peter Guenter Title:Chief Executive Officer Date:February 11, 2019

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

CONFIDENTIAL

EXECUTION COPY

EXHIBITS LIST

EXHIBIT A:Lebrikizumab

EXHIBIT B:Licensed Dermira Patents.

EXHIBIT C:Phase 2b Data Package.

EXHIBIT D:Development Plan.

EXHIBIT D-1:Initial Development Plan.

EXHIBIT D-2:Supplemental Global Clinical Development Plan.

EXHIBIT D-3:Supplemental Local Clinical Development Plan

EXHIBIT E-1:Commercialization Plan Objectives.

EXHIBIT E-2:Commercialization Plan

EXHIBIT F: Press Release

Schedule 2.4.2:Template for EXHIBIT D-2 and EXHIBIT D-3.

Schedule 7.4.1: Supply Agreement Principles.

Schedule 7.4.2:Costs for Initial Drug Product

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.